UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO.  )

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Soliciting Material Pursuant to §240.14a-12

FORTINET, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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NOTICE OF 2019 ANNUAL MEETING OF STOCKHOLDERS
Dear Fortinet Stockholder:
Notice is hereby given that the 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting”) of Fortinet, Inc., a Delaware corporation, will be held on Friday, June 21, 2019, at 10:00 a.m. Pacific time, at Fortinet’s principal executive offices located at 899 Kifer Road, Sunnyvale, CA 94086, for the following purposes:
1.
To elect the five directors listed in the accompanying proxy statement to serve for a one-year term expiring at the 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”) or until their respective successors have been duly elected and qualified.

2.
To ratify the appointment of Deloitte & Touche LLP as Fortinet’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

3.
An advisory vote to approve named executive officer compensation.

4.
To approve the Amended and Restated 2009 Fortinet, Inc. Equity Incentive Plan (the “Amended Plan”).

5.
To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The preceding items of business are more fully described in the proxy statement accompanying this notice. Any action on the items of business described above may be considered at the 2019 Annual Meeting at the time and on the date specified above or at any time and date to which the 2019 Annual Meeting may be properly adjourned or postponed. Only stockholders of record at the close of business on April 24, 2019 are entitled to notice of, and to vote at, the 2019 Annual Meeting.
We have elected to provide access to our proxy materials over the internet. Accordingly, stockholders of record at the close of business on April 24, 2019 will receive a Notice of Internet Availability of Proxy Materials and may vote at the 2019 Annual Meeting and any meetings pursuant to postponements or adjournments of the 2019 Annual Meeting. We expect to mail the Notice of Internet Availability of Proxy Materials on or about May 1, 2019.
Your vote is very important. Whether or not you plan to attend the 2019 Annual Meeting, we encourage you to read the proxy statement and vote as instructed in the Notice of Internet Availability of Proxy Materials or vote on the internet or by telephone as soon as possible. Alternatively, you may follow the procedures outlined in the Notice of Internet Availability of Proxy Materials to request a paper copy of the proxy materials, which include a proxy card to submit your vote by mail. For specific instructions on how to vote your shares, please refer to the section entitled “Questions and Answers About the 2019 Annual Meeting and Procedural Matters” and the instructions on the Notice of Internet Availability of Proxy Materials.
Thank you for your ongoing support of Fortinet.
By Order of the Board of Directors,
Ken Xie
Chief Executive Officer and Chairman of the Board
of Directors

Sunnyvale, California
April 30, 2019

PROXY STATEMENT
FOR 2019 ANNUAL MEETING OF STOCKHOLDERS

Page
QUESTIONS AND ANSWERS ABOUT THE 2019 ANNUAL MEETING AND PROCEDURAL MATTERS	1
Why am I receiving these materials?	1
Why did I receive a one-page notice in the mail regarding the internet availability of proxy materials instead of a full set of proxy materials?	1
How can I get electronic access to the proxy materials?	1
Can I attend the 2019 Annual Meeting?	1
Who is entitled to vote at the 2019 Annual Meeting?	2
What is the difference between holding shares as a stockholder of record or as a beneficial owner?	2
How can I vote my shares in person at the 2019 Annual Meeting?	2
How can I vote my shares without attending the 2019 Annual Meeting?	3
How many shares must be present or represented to conduct business at the 2019 Annual Meeting?	3
What proposals will be voted on at the 2019 Annual Meeting?	3
What is the voting requirement to approve each of the proposals?	3
How are votes counted?	4
How does the Board of Directors recommend that I vote?	4
What happens if additional matters are presented at the 2019 Annual Meeting?	4
Can I change my vote?	4
What happens if I decide to attend the 2019 Annual Meeting, but I have already voted or submitted a proxy card covering my shares?	5
What should I do if I receive more than one set of voting materials?	5
Is my vote confidential?	5
Who will serve as inspector of election?	5
Where can I find the voting results of the 2019 Annual Meeting?	5
Who will bear the cost of soliciting votes for the 2019 Annual Meeting?	5
What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?	6
How may I obtain a separate set of proxy materials or the 2018 Annual Report?	6
PROPOSAL ONE — ELECTION OF DIRECTORS	7
General	7
Nominees	7
Information Regarding the Board of Directors and Director Nominees	8
Director Expertise, Experience and Attributes	11
PROPOSAL TWO — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	12
General	12
Principal Accounting Fees and Services	12
Approval of Audit and Non-Audit Services	13
i

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FORTINET, INC.
899 Kifer Road
Sunnyvale, CA 94086

PROXY STATEMENT
FOR 2019 ANNUAL MEETING OF STOCKHOLDERS
QUESTIONS AND ANSWERS ABOUT THE 2019 ANNUAL MEETING AND
PROCEDURAL MATTERS
Q:
Why am I receiving these materials?

A:
The Board of Directors of Fortinet, Inc. (the “Board of Directors”) is providing these proxy materials to you in connection with the solicitation of proxies for use at Fortinet’s 2019 Annual Meeting of Stockholders, to be held on Friday, June 21, 2019 at 10:00 a.m. Pacific time, and at any adjournment or postponement thereof, for the purpose of considering and acting upon the matters set forth in this proxy statement.

We expect to mail the Notice of Internet Availability of Proxy Materials (the “Notice”) on or about May 1, 2019. Copies of our proxy materials and 2018 Annual Report are available at www.edocumentview.com/FTNT.
The 2019 Annual Meeting will be held at Fortinet’s principal executive offices, located at 899 Kifer Road, Sunnyvale, CA 94086. The telephone number at that location is (408) 235-7700. As a stockholder, you are invited to attend the 2019 Annual Meeting and are requested to vote on the proposals described in this proxy statement.
Q:
Why did I receive a one-page notice in the mail regarding the internet availability of proxy materials instead of a full set of proxy materials?

A:
Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the internet. Accordingly, we are sending the Notice to our stockholders of record and beneficial owners. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.

Q:
How can I get electronic access to the proxy materials?

A:
The Notice will provide you with instructions regarding how to:

•
View our proxy materials for the 2019 Annual Meeting on the internet; and

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Have future proxy materials sent to you electronically by email.

Choosing to receive future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of our annual meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site.
Q:
Can I attend the 2019 Annual Meeting?

A:
You are invited to attend the 2019 Annual Meeting if you were a stockholder of record or a beneficial owner as of April 24, 2019 (the “Record Date”). You should bring proof of ownership and photo identification for entrance to the 2019 Annual Meeting. The meeting will begin promptly at 10:00 a.m. Pacific time and you should leave ample time for the check-in procedures. Stockholders may request directions to our principal executive offices in order to attend the 2019 Annual Meeting by calling (408) 235-7700.

Q:
Who is entitled to vote at the 2019 Annual Meeting?

A:
You may vote your shares of Fortinet common stock if our records show that you owned your shares at the close of business on the Record Date. At the close of business on the Record Date, there were 177,755,145 shares of Fortinet common stock outstanding and entitled to vote at the 2019 Annual Meeting. You may cast one vote for each share of common stock held by you as of the Record Date on all matters presented.

Q:
What is the difference between holding shares as a stockholder of record or as a beneficial owner?

A:
With respect to your shares that are registered directly in your name with Fortinet’s transfer agent, Computershare Trust Company, N.A. (“Computershare”), you are considered the “stockholder of record” and the Notice has been sent directly to you by Fortinet. As the stockholder of record, you have the right to grant your voting proxy directly to Fortinet or to a third party, or to vote in person at the 2019 Annual Meeting.

With respect to your shares that are held by a brokerage account or by another nominee, you are considered the “beneficial owner” of shares held in “street name” and the Notice is being forwarded to you together with voting instructions on behalf of your broker, trustee or nominee. As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote, and you are also invited to attend the 2019 Annual Meeting. Your broker, trustee or nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee or nominee how to vote your shares. Because a beneficial owner is not the stockholder of record, you may not vote these shares in person at the 2019 Annual Meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the 2019 Annual Meeting. If you hold your shares through a broker and do not provide your broker with specific voting instructions, under the rules that govern brokers in such circumstances, your broker will have the discretion to vote such shares on routine matters but not on non-routine matters. Even though we are listed on The Nasdaq Stock Market LLC (“Nasdaq”), the New York Stock Exchange (the “NYSE”) rules govern how a broker licensed by the NYSE can vote shares it holds on behalf of stockholders of Nasdaq-listed companies. As a result:
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Your broker will not have the authority to exercise discretion to vote your shares with respect to the election of directors, the advisory vote on named executive officer compensation or the approval of the Amended Plan.

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Your broker will have the authority to exercise discretion to vote your shares with respect to the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2019, because that matter is treated as routine under NYSE rules.

Because the proposals to be acted upon at the 2019 Annual Meeting include both routine and non-routine matters, if you do not give voting instructions to your broker, trustee or nominee, your broker, trustee or nominee may either (1) vote your shares on routine matters or (2) leave your shares unvoted.
A broker “non-vote” occurs when your broker, trustee or nominee does not vote on a particular proposal because the broker, trustee or nominee does not have discretionary voting power with respect to that item and has not received voting instructions from you as the beneficial owner.
Q:
How can I vote my shares in person at the 2019 Annual Meeting?

A:
Shares held in your name as the stockholder of record may be voted in person at the 2019 Annual Meeting. Shares held beneficially in street name may be voted in person at the 2019 Annual Meeting only if you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the 2019 Annual Meeting, we recommend that you also submit your vote as described in the Notice and as described below, so that your vote will be counted even if you later decide not to attend the meeting.

Q:
How can I vote my shares without attending the 2019 Annual Meeting?

A:
Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the 2019 Annual Meeting. There are three ways to vote by proxy:

By mail — If you are a stockholder of record, you may vote by submitting a proxy card; please refer to the voting instructions in the Notice or below. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker, trustee or nominee; please refer to the voting instructions provided to you by your broker, trustee or nominee.
By internet — Stockholders of record of Fortinet common stock with internet access may submit proxies by following the “Vote by Internet” instructions described in the Notice until 11:59 p.m. Eastern time on Thursday, June 20, 2019 or by following the instructions at www.edocumentview.com/FTNT. Most Fortinet stockholders who hold shares beneficially in street name may vote by accessing the website specified in the voting instructions provided by their brokers, trustees or nominees. Please check the voting instructions for internet voting availability.
By telephone — Depending on how your shares are held, you may be able to vote by telephone. If this option is available to you, you will have received information with the Notice or the voting instruction card provided by your broker, trustee or nominee explaining this procedure.
Q:
How many shares must be present or represented to conduct business at the 2019 Annual Meeting?

A:
The presence of the holders of a majority of the issued and outstanding shares of our capital stock entitled to vote at the 2019 Annual Meeting is necessary to constitute a quorum at the 2019 Annual Meeting. Such stockholders are counted as present at the meeting if they (1) are present in person at the 2019 Annual Meeting or (2) represented by proxy.

Under Delaware law, abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining whether a quorum is present at the 2019 Annual Meeting. However, as discussed above, under “What is the difference between holding shares as a stockholder of record or as a beneficial owner?” brokers have limited discretionary authority to vote shares that are beneficially owned and, therefore, are not entitled to vote on non-routine matters in the absence of voting instructions from the beneficial owner of such shares.
Q:
What proposals will be voted on at the 2019 Annual Meeting?

A:
The proposals scheduled to be voted on at the 2019 Annual Meeting are:

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The election of the five directors set forth in Proposal One to serve for a one-year term expiring at the 2020 Annual Meeting or until their respective successors are duly elected and qualified;

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The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019;

•
An advisory vote to approve our named executive officer compensation; and

•
The approval of the Amended Plan.

Q:
What is the voting requirement to approve each of the proposals?

A:
We have a majority voting standard for uncontested elections of directors (Proposal One), which means that to be elected, a director nominee must receive a majority of the votes cast, i.e. the number of shares voted “FOR” a director nominee must exceed the votes cast “AGAINST” that nominee.

The affirmative vote of a majority of the shares of our common stock that are present in person or represented by proxy at the 2019 Annual Meeting and entitled to vote is required to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm (Proposal Two), to approve the advisory resolution on named executive compensation (Proposal Three) and to approve the Amended Plan (Proposal Four).

Q:
How are votes counted?

A:
You may vote “FOR” or “AGAINST” each of the nominees for election as director (Proposal One) and on the proposals to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm (Proposal Two), to approve an advisory resolution on named executive compensation (Proposal Three) and to approve the Amended Plan (Proposal Four). You may also “ABSTAIN” from voting.

Abstentions are deemed to be shares present or represented by proxy and entitled to vote. Abstentions have no effect on Proposal One and the same effect as a vote against Proposals Two, Three and Four.
Broker non-votes are not deemed to be shares entitled to vote on and will have no effect on Proposals One, Three and Four. Brokers have discretionary authority to vote shares that are beneficially owned on Proposal Two. If a broker chooses not to vote shares for or against Proposal Two, it would have the same effect as an abstention.
All shares entitled to vote and represented by properly submitted proxies received prior to the 2019 Annual Meeting (and not revoked) will be voted at the 2019 Annual Meeting in accordance with the instructions indicated by such proxy. If no instructions are indicated on such proxy, the shares represented by that proxy will be voted as recommended by the Board of Directors.
Q:
How does the Board of Directors recommend that I vote?

A:
The Board of Directors recommends that you vote your shares:

•
“FOR” the five nominees for election as directors (Proposal One);

•
“FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019 (Proposal Two); and

•
“FOR” the advisory resolution to approve named executive officer compensation (Proposal Three).

•
“FOR” the approval of the Amended Plan (Proposal Four).

Q:
What happens if additional matters are presented at the 2019 Annual Meeting?

A:
If any other matters are properly presented for consideration at the 2019 Annual Meeting, including, among other things, consideration of a motion to adjourn the 2019 Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named as proxy holders, Ken Xie and John Whittle, or either of them, will have discretion to vote on those matters in accordance with their best judgment. Fortinet does not currently anticipate that any other matters will be raised at the 2019 Annual Meeting.

Q:
Can I change my vote?

A:
Subject to any rules your broker, trustee or nominee may have, you may change your proxy instructions at any time before your proxy is voted at the 2019 Annual Meeting.

If you are the stockholder of record, you may change your vote (1) by granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method); (2) by providing a written notice of revocation to Fortinet’s Corporate Secretary at Fortinet, Inc., 899 Kifer Road, Sunnyvale, CA 94086 prior to your shares being voted; or (3) by attending the 2019 Annual Meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request.
If you are a beneficial owner of shares held in street name, you may change your vote (1) by submitting new voting instructions to your broker, trustee or nominee or (2) if you have obtained a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote your shares, by attending the 2019 Annual Meeting and voting in person.

Q:
What happens if I decide to attend the 2019 Annual Meeting, but I have already voted or submitted a proxy card covering my shares?

A:
Subject to any rules your broker, trustee or nominee may have, you may attend the 2019 Annual Meeting and vote in person even if you have already voted or submitted a proxy card. Any previous votes that were submitted by you will be superseded by the vote you cast at the 2019 Annual Meeting. Please be aware that attendance at the 2019 Annual Meeting will not, by itself, revoke a proxy.

If a broker, trustee or nominee beneficially holds your shares in street name and you wish to attend the 2019 Annual Meeting and vote in person, you must obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. If you are a beneficial owner and you wish to attend the 2019 Annual Meeting but do not intend to vote in person or revoke your prior voting instructions, you do not need to obtain a legal proxy but you will need to bring proof of ownership and photo identification.
Q:
What should I do if I receive more than one set of voting materials?

A:
If you received more than one Notice, voting instruction card or set of proxy materials, your shares are registered in more than one name or brokerage account. Please follow the instructions on each Notice or voting instruction card that you receive to ensure that all of your shares are voted.

Q:
Is my vote confidential?

A:
Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Fortinet or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to Fortinet management.

Q:
Who will serve as inspector of election?

A:
The inspector of election will be a representative of Computershare.

Q:
Where can I find the voting results of the 2019 Annual Meeting?

A:
We will announce preliminary voting results at the 2019 Annual Meeting. We will disclose final voting results in a Current Report on a Form 8-K filed with the SEC within four business days after the 2019 Annual Meeting.

Q:
Who will bear the cost of soliciting votes for the 2019 Annual Meeting?

A:
Fortinet will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. We may reimburse brokerage firms, custodians, nominees, fiduciaries and other persons representing beneficial owners for their reasonable expenses in forwarding solicitation material to such beneficial owners. Our directors, officers and employees may also solicit proxies in person or by other means of communication. Such directors, officers and employees will not be additionally compensated but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation.

If you choose to access the proxy materials and/or vote over the internet, you are responsible for internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur.

Q:
What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?

A:
You may submit proposals, including nominations of director candidates, for consideration at future stockholder meetings.

For inclusion in Fortinet’s proxy materials — Stockholders may present proper proposals for inclusion in Fortinet’s proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to Fortinet’s Corporate Secretary in a timely manner. In order to be included in the proxy statement for the 2020 Annual Meeting, stockholder proposals must be received by Fortinet’s Corporate Secretary no later than January 1, 2020, and must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
To be brought before the annual meeting — In addition, Fortinet’s bylaws establish an advance notice procedure for stockholders who wish to present certain matters before an annual meeting of stockholders. In general, nominations for the election of directors may be made (1) by or at the direction of the Board of Directors or (2) by a stockholder who has delivered written notice to Fortinet’s Secretary within the Notice Period (as defined below) and who was a stockholder at the time of such notice and as of the record date. The notice must contain specified information about the nominees and about the stockholder proposing such nominations.
Fortinet’s bylaws also provide that the only business that may be conducted at an annual meeting is business that is (1) properly brought before the meeting pursuant to Fortinet’s proxy materials with respect to such meeting, (2) properly brought before the meeting by or at the direction of the Board of Directors or (3) properly brought before the meeting by a stockholder who has delivered written notice to Fortinet’s Corporate Secretary at its principal executive offices within the Notice Period and who was a stockholder at the time of such notice and as of the record date. The notice must contain specified information about the matters to be brought before such meeting and about the stockholder proposing such matters.
The “Notice Period” is defined as that period not less than 45 days nor more than 75 days prior to the one-year anniversary of the date on which Fortinet mailed its proxy materials or the Notice (whichever is earlier) to stockholders in connection with the preceding year’s annual meeting of stockholders. As a result, the Notice Period for the 2020 Annual Meeting will start on February 17, 2020 and end on March 18, 2020.
If a stockholder who has notified Fortinet of such stockholder’s intention to present a proposal at an annual meeting does not appear to present such stockholder’s proposal at such meeting, Fortinet need not present the proposal for vote at such meeting.
A copy of the full text of the bylaw provisions discussed above may be obtained by writing to Fortinet’s Corporate Secretary at our principal executive offices or by accessing Fortinet’s filings on the SEC’s website at www.sec.gov. All notices of proposals by stockholders, whether or not included in Fortinet’s proxy materials, should be sent to Fortinet’s Corporate Secretary at our principal executive offices.
Q:
How may I obtain a separate set of proxy materials or the 2018 Annual Report?

A:
If you share an address with another stockholder, each stockholder may not receive a separate copy of our proxy materials and 2018 Annual Report. Stockholders who do not receive a separate copy of our proxy materials and 2018 Annual Report and want to receive a separate copy may request to receive a separate copy of, or stockholders may request additional copies of, our proxy materials and 2018 Annual Report by calling (408) 235-7700 or by writing to Fortinet, Inc., 899 Kifer Road, Sunnyvale, CA 94086, Attention: Investor Relations. Stockholders who share an address and receive multiple copies of our proxy materials and 2018 Annual Report can also request to receive a single copy by following the instructions above.

PROPOSAL ONE

ELECTION OF DIRECTORS
General
The Board of Directors currently consists of eight members who are either serving one- or three-year terms. Following approval by our stockholders at the 2018 Annual Meeting of Stockholders (the “2018 Annual Meeting”), we filed an Amended and Restated Certificate of Incorporation (the “Restated Certificate”) in order to implement a gradual declassification of the Board of Directors and provide for the annual election of directors for one-year terms, commencing upon the expiration of the directors’ then-current terms. Accordingly, directors elected at the 2018 Annual Meeting (previously, the Class III directors) and the directors elected at the 2016 Annual Meeting of Stockholders (previously, the Class I directors) will stand for election for a one-year term expiring at the 2020 Annual Meeting. Beginning with the 2020 Annual Meeting, the entire Board of Directors will stand for election annually for one-year terms. Each director holds office until that director’s successor is duly elected and qualified. Our bylaws permit the Board of Directors to establish by resolution the authorized number of directors, and eight directors are currently authorized. Effective as of the 2019 Annual Meeting, the authorized number of directors will be decreased to seven directors.
Nominees
Five candidates have been nominated for election as directors at the 2019 Annual Meeting for a one-year term expiring at the 2020 Annual Meeting. Upon recommendation of the Governance Committee of the Board of Directors (the “Governance Committee”), the Board of Directors has nominated Ken Xie, Ming Hsieh, Gary Locke, Christopher B. Paisley and Judith Sim for election as directors. Biographical information about each of the nominees is contained in the following section. A discussion of the qualifications, attributes and skills of each nominee that led the Board of Directors and the Governance Committee to the conclusion that such nominee should serve as a director has been added following each of the director and nominee biographies.
Peter Cohen, who is currently serving on the Board of Directors, is not nominated for election at the 2019 Annual Meeting and his term as a director will end at the 2019 Annual Meeting. We thank Mr. Cohen for his distinguished service.
Each nominee has agreed to serve if elected, and management has no reason to believe that any nominee will be unavailable to serve. In the event any nominee is unable or declines to serve as a director at the time of the 2019 Annual Meeting, the proxies will be voted for any nominee who may be proposed by the Governance Committee and designated by the present Board of Directors to fill the vacancy.
If you sign your proxy card or voting instruction card or vote by telephone or over the internet but do not give instructions with respect to the voting of directors, your shares will be voted for the five nominees recommended by the Board of Directors. If you wish to give specific instructions with respect to the voting of directors, you may do so by indicating your instructions on your proxy or voting instruction card or when you vote by telephone or over the internet. If you do not give voting instructions to your broker, your broker will leave your shares unvoted on this matter.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE
“FOR” THE ELECTION OF KEN XIE, MING HSIEH,
GARY LOCKE, CHRISTOPHER B. PAISLEY AND JUDITH SIM.

Information Regarding the Board of Directors and Director Nominees
The names of the members of the Board of Directors and our proposed director nominees, their respective ages, their positions with Fortinet (as applicable) and other biographical information as of March 31, 2019, are set forth below.
Messrs. Ken Xie and Michael Xie are brothers. There are no other family relationships among any of our directors or executive officers.
Name	Age	Position
Ken Xie	56	Chief Executive Officer, Chairman of the Board of Directors and Director Nominee
Michael Xie	50	President, Chief Technology Officer and Director
Peter D. Cohen(1)(2)+	52	Director
Ming Hsieh(1)(3)	63	Director and Director Nominee
Gary Locke(2)(3)**	69	Director and Director Nominee
William H. Neukom(2)	77	Lead Independent Director
Christopher B. Paisley(1)(3)*	66	Director and Director Nominee
Judith Sim(1)(3)***	50	Director and Director Nominee

(1)
Member of the Audit Committee.

(2)
Member of the Governance Committee.

(3)
Member of the Human Resources Committee.

*
Chairperson of the Audit Committee.

**
Chairperson of the Governance Committee.

***
Chairperson of the Human Resources Committee.

+
Mr. Cohen is not a nominee for election at the 2019 Annual Meeting.

Ken Xie has served as our Chief Executive Officer and a member of our Board of Directors since he co-founded Fortinet in October 2000. He previously served as our President until November 2013. Prior to co-founding Fortinet, Mr. Ken Xie was the Founder, President and Chief Executive Officer of NetScreen Technologies, Inc., a provider of network security products, which was acquired by Juniper Networks, Inc. in April 2004. Additionally, Mr. Ken Xie was Chief Executive Officer of SIS, Inc. and is a member of the National Academy of Engineering. In addition to our Board of Directors, Mr. Ken Xie has served on the board of directors of TeleNav, Inc. since July 2012. Mr. Ken Xie received a B.S. and an M.S. in electrical engineering from Tsinghua University in China and an M.S. in electrical engineering from Stanford University.
Mr. Ken Xie has more than 25 years of technical and management experience in the networking and security industries, which includes his roles as a founder of Fortinet, NetScreen and SIS and as President and Chief Executive Officer of each of the foregoing companies. The Board of Directors also believes Mr. Ken Xie provides valuable perspective and experience as a co-founder of Fortinet and one of its largest stockholders.
Michael Xie has served as our President and Chief Technology Officer since November 2013 and as a member of our Board of Directors since February 2001. He previously served as our Vice President of Engineering and Chief Technology Officer after co-founding Fortinet in October 2000. Prior to co-founding Fortinet, he held positions as Vice President of Engineering for ServGate Technologies, Inc., a network security provider that was acquired by Amarium Technologies, Inc. in April 2006, Software Director and Architect for NetScreen and Senior Software Engineer for Milkyway Networks Corporation, a network security solutions provider. Mr. Michael Xie has an M.S. in electrical engineering from the University of Manitoba in Canada, as well as a B.S. and an M.S. in automobile engineering from Tsinghua University in China.

Mr. Michael Xie has more than 20 years of technical and operational experience in the network security industry, which includes positions as the President and Chief Technology Officer of Fortinet, the Vice President of Engineering of ServGate and the Software Director and Architect of NetScreen. The Board of Directors believes that Mr. Michael Xie’s deep technical knowledge is invaluable in developing and improving Fortinet’s technology and network security products. The Board of Directors also believes Mr. Michael Xie provides valuable perspective and experience as a co-founder of Fortinet and one of its largest stockholders.
Peter D. Cohen has served as a member of our Board of Directors since July 2017. Since January 2016, Mr. Cohen has served as the Chief Executive Officer of Xendota, Inc., a cloud technology strategy and research company that Mr. Cohen co-founded. Since June 2014, Mr. Cohen has provided technology and business advisory services to various cloud computing companies. From May 2008 to June 2014, Mr. Cohen was the Director of Strategic Business Development and Corporate Development for Amazon Web Services, Inc., a cloud computing and infrastructure company. From September 2003 to May 2008, Mr. Cohen served in senior business and technical roles for AWS as a founding member of the company. Since August 2017, Mr. Cohen has also served as a strategic advisor to Bespin Global Co, Ltd., a cloud IT solutions company. Mr. Cohen received a B.A. in Slavic Languages and Literature from the University of Virginia in 1989.
Mr. Cohen’s term as a member of our Board of Directors will end at the 2019 Annual Meeting, and we thank him for his distinguished service.
Ming Hsieh has served as a member of our Board of Directors since April 2013. Mr. Hsieh has served as the Chairman and Chief Executive Officer of Fulgent Therapeutics Inc., a cancer drug research and development company, since September 2012. From October 2010 to June 2012, Mr. Hsieh served as the President of 3M Cogent, Inc., a provider of global biometric identification solutions, following the acquisition of Cogent, Inc. by 3M Company in 2010. Prior to the acquisition, Mr. Hsieh served as the Chief Executive Officer, President and Chairman of the board of directors of Cogent since founding Cogent in 1990. Prior to that, Mr. Hsieh was a research and development engineer at International Rectifier Corporation, a manufacturer of semiconductors, from 1985 to 1987. Mr. Hsieh received a B.S.E.E. from the University of Southern California in 1983 and an M.S.E.E. from University of Southern California in 1984.
Mr. Hsieh has leadership, operational and executive experience by serving as Chief Executive Officer, President and Chairman of the board of directors of Cogent.
Gary Locke has served as a member of our Board of Directors since September 2015. Mr. Locke is the chairman of Locke Global Strategies LLC, through which he provides strategic advice and consulting services to businesses in the United States and China. Mr. Locke is the former Governor of the State of Washington, serving two consecutive terms from 1997 to 2005. With more than 20 years of public service leadership, Mr. Locke brings extensive knowledge on corporate and global issues related to the cybersecurity challenges of government organizations. From 2009 to 2011, Mr. Locke was the United States Secretary of Commerce. He also served as the United States Ambassador to China from 2011 until 2014. Mr. Locke has served on the board of directors of AMC Entertainment Holdings, Inc., an American movie theater chain, since February 2016 and on the board of directors of nLIGHT, Inc., a laser and semiconductor, since August 2017. In addition to his public service, Mr. Locke has extensive experience in international law and government relations. Mr. Locke received a B.A. in political science from Yale University and a J.D. from Boston University.
Mr. Locke has committed more than 20 years to public service and has extensive leadership and executive experience from his roles as the Governor of Washington, Secretary of Commerce and U.S. Ambassador to China.

William H. Neukom has served as a member of our Board of Directors since January 2013 and has served as our Lead Independent Director since April 2018. Mr. Neukom is the Founder and Chief Executive Officer of the World Justice Project, an organization devoted to promoting the rule of law throughout the world. He is a retired partner in the Seattle office of the international law firm K&L Gates LLP and is a lecturer at Stanford Law School, where he teaches a seminar on the rule of law. He is a member of the Dean’s Council at Stanford Law School and was its chair from 2012 to 2015. Mr. Neukom was the Chief Executive Officer of the San Francisco Giants major league baseball team from 2008 to 2011, and served as its Chairman Emeritus during 2012. He is a trustee emeritus of Dartmouth College, having served as chair of the board from 2004 to 2007, and was president of the American Bar Association from 2007 to 2008. Mr. Neukom was previously the lead lawyer for Microsoft Corporation for nearly 25 years, managing its legal, government affairs and philanthropic activities. He retired from Microsoft as its Executive Vice President of Law and Corporate Affairs in 2002, when he returned to Preston, Gates & Ellis LLP and served as the firm’s chairman from 2003 until its merger with Kirkpatrick & Lockhart Nicholson Graham LLP in 2007. Mr. Neukom also serves on the board of several not-for-profit organizations. Mr. Neukom earned an A.B. from Dartmouth College and an LL.B. from Stanford University.
Mr. Neukom has business leadership, operational, legal and executive experience as a result of his service as Managing General Partner and Chief Executive Officer of San Francisco Baseball Associates, as President of the American Bar Association, as a partner at an international law firm and as the Executive Vice President of Law and Corporate Affairs for Microsoft. The Board of Directors believes that Mr. Neukom, with his experience with the technology industry and his expertise in legal, governance and compliance matters, brings a unique and valuable perspective to the Board of Directors.
Christopher B. Paisley has served as a member of our Board of Directors since February 2004 and served as our Lead Independent Director from July 2012 until April 2018. Since January 2001, Mr. Paisley has served as the Dean’s Executive Professor of Accounting at the Leavey School of Business at Santa Clara University. Mr. Paisley also serves as lead independent director of Equinix, Inc., a provider of network colocation, interconnection and managed services, a member of the board of directors of Fitbit, Inc., a connected health and fitness company, and a member of the board of directors of Ambarella, Inc., a developer of low-power, high-definition video compression and image processing semiconductors. Mr. Paisley previously served as a director of Bridge Bank from August 2011 until June 2015, a director of Control4, a home automation company, from May 2006 until August 2015 and a director of YuMe, Inc., a provider of digital video brand advertising solutions, from November 2012 until its acquisition by RhythmOne plc in February 2018. Mr. Paisley holds a B.A. in business economics from the University of California at Santa Barbara and an M.B.A. from the Anderson School at the University of California at Los Angeles.
Mr. Paisley has developed expertise in finance, including accounting and financial reporting, as a Chief Financial Officer of 3Com Corporation and in other finance roles and currently as a professor in the field of accounting and finance. Mr. Paisley also has over 15 years of outside board experience at the aforementioned companies and numerous other public and private companies.
Judith Sim has served as a member of our Board of Directors since June 2015. Ms. Sim joined Oracle Corporation in 1991 and has held various customer-related and marketing positions at Oracle, including as its Chief Marketing Officer since 2005. Ms. Sim received a B.S. in dietetics from the University of California at Davis.
Ms. Sim has leadership and executive experience from her position as head of marketing programs at Oracle, including experience in field marketing, corporate communications, global customer programs, advertising, campaigns, events and corporate branding.

Director Expertise, Experience and Attributes
Our Board of Directors is comprised of a diverse mix of directors with complementary expertise, experience and attributes, as summarized in the table below. Our directors may also have limited experience or attributes in addition to what is reflected in the “Number of Directors” column below. The “Number of Directors” column includes Peter Cohen, who is not nominated for election at the 2019 Annual Meeting and whose term as a director will end at the 2019 Annual Meeting.
Expertise, Experience or Attribute	Description	Number of Directors
Cybersecurity	Extensive knowledge of corporate and global issues related to cybersecurity challenges within private and public organizations.	3 of 8
Technology and Product Development	Significant background working in the technology industry and in management of technology companies; experience in product development, including engineering and design.	7 of 8
Leadership	Extensive executive, director or management experience from leadership and governance roles in corporations, government or public organizations.	8 of 8
Diversity	Representation of gender, ethnic, geographic, cultural or other perspectives that expand the Board of Directors’ understanding of the needs and viewpoints of our customers, partners, employees and other stakeholders.	5 of 8
Public Service and Legal	Dedication to public service through leadership of government, non-governmental organizations and not-for-profit institutions; extensive experience in legal and compliance matters.	4 of 8
Finance	Leadership of a financial firm or management of the finance function of an enterprise, resulting in financial proficiency and expertise.	1 of 8
Marketing	Experience in marketing and leadership of corporate marketing functions.	1 of 8
Director Tenure and Age Distribution
We also believe that our current Board of Directors composition represents an effective balance with respect to director tenure and age. Recent director additions provide our Board of Directors with fresh perspectives and diverse experiences, while directors with longer tenure provide continuity and valuable insight into our business and strategy. The following tables provide information regarding the tenure and age distribution of our Board of Directors (as of March 31, 2019).
Tenure	Number of Directors	Age	Number of Directors
More than 10 years	3	70+ years	1
6 – 10 years	2	61 – 70 years	3
0 – 5 years	3	50 – 60 years	4
See “Corporate Governance” and “Executive Compensation — Compensation of Directors” for additional information regarding the Board of Directors.

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
General
The Audit Committee of the Board of Directors (the “Audit Committee”) has selected Deloitte & Touche LLP as Fortinet’s independent registered public accounting firm to audit the financial statements of Fortinet for the fiscal year ending December 31, 2019, which will include an audit of the effectiveness of Fortinet’s internal control over financial reporting. A representative of Deloitte & Touche LLP is expected to be present at the 2019 Annual Meeting, will have the opportunity to make a statement if such representative desires to do so and is expected to be available to respond to appropriate questions.
If the appointment is not ratified, the Audit Committee will consider whether it should select other independent auditors. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm as Fortinet’s independent auditors at any time during the year if the Audit Committee determines that such a change would be in Fortinet’s and its stockholders’ best interests.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS FORTINET’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2019.
Principal Accounting Fees and Services
The following table presents fees billed for professional audit services and other services rendered to Fortinet by Deloitte & Touche LLP for the years ended December 31, 2018 and December 31, 2017.
	2018	2017
Audit Fees(1)	$3,194,740	$3,043,457
Audit-Related Fees(2)	302,119	58,500
Tax Fees(3)	851,300	448,699
All Other Fees(4)	1,895	1,895
Total	$4,350,054	$3,552,551

(1)
Audit Fees consist of fees for professional services provided in connection with the audit of our annual consolidated financial statements, audit of our internal control over financial reporting, the review of our quarterly consolidated financial statements and audit services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings for those fiscal years.

(2)
Audit-Related Fees consist of fees for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and which are not reported under Audit Fees above. Audit-Related Fees also included fees related to a new revenue recognition system and new revenue standard, implementation of a new sales performance management system and a new human capital management system in 2018.

(3)
Tax Fees consist of fees for services related to federal and state income tax compliance, transfer pricing review, reports related to research and development credits and domestic production activities, country-by-country reporting and U.S. tax reform.

(4)
All Other Fees consist of products and services provided by Deloitte & Touche LLP that are not included in the service categories reported above.

Approval of Audit and Non-Audit Services
Pursuant to its charter, the Audit Committee is required to (i) review and approve, in advance, the scope and plans for all audits and audit fees and (ii) approve, in advance, all non-audit services to be performed by our independent auditor that are not otherwise prohibited by law and any associated fees.
All Deloitte & Touche LLP services and fees in fiscal 2018 and fiscal 2017 were approved by the Audit Committee.

PROPOSAL THREE

ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION
As required by Section 14A of the Exchange Act and the corresponding rules of the SEC, Fortinet is seeking stockholder approval, on an advisory and non-binding basis, of the compensation of our named executive officers as disclosed in accordance with the SEC’s rules in the “Executive Compensation” section of this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation as a whole. This vote is not intended to address any specific item of compensation or any specific named executive officer but rather the overall compensation of all of our named executive officers and the compensation philosophy, policies and practices described in this proxy statement.
The say-on-pay vote is advisory, and therefore not binding on Fortinet, the Human Resources Committee of the Board of Directors (the “Human Resources Committee”) or the Board of Directors. Following the 2019 Annual Meeting, the next such non-binding advisory vote to approve our named executive officers’ compensation as a whole is scheduled to occur at the 2020 Annual Meeting.
The Board of Directors and the Human Resources Committee value the opinions of our stockholders and the say-on-pay vote provides information to us regarding stockholder sentiment about our executive compensation philosophy, policies and practices, which the Human Resources Committee will be able to consider when determining executive compensation for the remainder of the current fiscal year and beyond. To the extent there is any significant vote against the compensation of our named executive officers as disclosed in this proxy statement, we will consider our stockholders’ concerns, and the Human Resources Committee will evaluate whether any actions are necessary to address those concerns. We believe that the information we have provided in the “Executive Compensation” section of this proxy statement, and in particular the information discussed in “Executive Compensation — Compensation Discussion and Analysis,” demonstrates that our executive compensation program was designed appropriately and is working to ensure our executive officers’ interests are aligned with our stockholders’ interests. Accordingly, we ask our stockholders to vote “FOR” the following resolution at the 2019 Annual Meeting:
“RESOLVED, that Fortinet’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in Fortinet’s proxy statement for the 2019 Annual Meeting pursuant to the Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and narrative discussion and the other related disclosure.”
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

PROPOSAL FOUR

APPROVAL OF THE AMENDED AND RESTATED
FORTINET, INC. 2009 EQUITY INCENTIVE PLAN
Proposal
The Fortinet, Inc. 2009 Equity Incentive Plan (the “2009 Plan”) expires on August 6, 2019. Accordingly, we are asking our stockholders to approve an amendment and restatement of the 2009 Plan to, among other amendments, extend the ability to grant awards under the Amended Plan for an additional ten years. The Amended Plan provides for a net decrease in the number of shares of our common stock available for issuance under the 2009 Plan. Further, we are asking our stockholders to approve certain stockholder protective amendments to the 2009 Plan to strengthen our equity plan governance and to include evolving best practice features intended to address stockholder interests.
A copy of the Amended Plan is attached to this proxy statement as Appendix A.
If our stockholders do not vote to approve the Amended Plan, the 2009 Plan will expire on August 6, 2019 and no other changes described in this proposal will take effect. Further, if our stockholders do not approve the Amended Plan, and as a consequence we are not able to continue to grant equity awards at competitive levels, we believe it will negatively affect our ability to recruit and retain highly qualified employees, which could have the effect of hampering our growth.
Reasons for Amending the 2009 Plan
Equity Compensation Is a Critical Element of Our Compensation Policy.   We believe that continuation of our equity compensation program through the proposed amendment and restatement of the 2009 Plan would enable us to continue to attract, retain, motivate and reward qualified personnel, including engineering, sales, marketing and other members of our workforce, who demonstrate the skills and experience necessary to execute on our mission and deliver stockholder value in a competitive market. Competition for talent, particularly in the network security industry in which we operate and in the locations, such as the San Francisco Bay Area and Vancouver, Canada, where we have a substantial presence, is intense. We believe that equity compensation is a critical component of our total compensation package that helps us to meet our human capital needs while also promoting a strong ownership and disciplined pay-for-performance culture that aligns the interests of our workforce with those of our stockholders.
In developing our equity compensation programs, the Board of Directors routinely evaluates our corporate and equity plan governance practices and carefully considers the potential dilutive impact on stockholders. Accordingly, the Amended Plan seeks to implement equity plan governance changes intended to reflect stockholder interests, and reduce the number of shares available for future grants under the 2009 Plan, each as noted below.
Requested Share Reserve.   As of March 31, 2019, we had 59,528,437 shares remaining for the grant of new awards under the 2009 Plan. If the Amended Plan is approved by our stockholders, 13,500,000 shares of our common stock would be available for issuance pursuant to future awards granted on or following the effective date of the Amended Plan. This amendment to the share reserve represents a decrease in the number of shares reserved for future awards under the 2009 Plan of 46,028,437:
	Immediately Prior to Stockholder Approval	After Stockholder Approval
Authorized Shares Under the 2009 Plan	93,901,968	47,873,531
Shares Available to Grant	59,528,437	13,500,000

The terms of the Amended Plan, including the share authorization under the Amended Plan, were established based on comprehensive analysis of our approach to equity compensation, including our projected share usage, market data provided by Compensia, Inc., our compensation consultant (“Compensia”), and the expected role of equity compensation for our company as we continue to grow. Below we summarized key factors that we believe are critical for stockholders to consider in evaluating our use of equity over time as well as the proposed authorization for the Amended Plan:
Equity has played a critical role in stockholder value creation during our history as a public company.
•
Our one-, three- and five-year stock price return as of March 29, 2019 was 56.7%, 174.1% and 281.2%, as compared to the stock price return (for the same period and calculated as of the same date) of 9.4%, 58.7% and 84.1% for The Nasdaq Composite Index and 7.3%, 37.6% and 51.4% for the S&P 500 Index.

•
We believe that our use of equity as a tool to attract and retain top talent in a highly competitive market has been a critical element of our success.

We have a history of effective governance and oversight of our compensation practices by the Human Resources Committee, which is comprised of independent directors.
•
Our compensation programs, including our use of equity on a company-wide basis, are designed to maintain a competitive profile within our industry, support our business objectives, and reinforce a strong pay-for-performance culture.

•
The Human Resources Committee considers the input of our stockholders through our annual say-on-pay vote, noting that we have received greater than 90% support in each of our three most recent say-on-pay proposals.

The estimated three- to four-year duration of the proposed share reserve is aligned with market norms among comparable companies while providing flexibility to accommodate potential changes in assumptions that impact usages (e.g. mix of options and full value awards, forfeitures rates and magnitude of acquisition activity).
•
The estimated duration of the Amended Plan share reserve is based on a review of our historical and projected grant practices.

•
The shares reserved may, however, last for more or less than this expected period depending on currently unknown factors, such as the number of grant recipients, future grant practices and our share price.

Following approval of this proposal, we expect that the total overhang associated with the Amended Plan will align with the 50th percentile of the companies included in our compensation peer group.
•
Including the 13.5 million share reserve for future awards and 11.1 million shares associated with outstanding full value awards and unexercised options, we expect our total overhang will equal approximately 14.4%.

•
This compares to a median total overhang of 15.1% among companies included in our compensation peer group.

•
For this purpose, “total overhang” is defined as (i) the number of shares subject to outstanding awards granted to employees and directors, plus the number of shares available for future grant under the 2009 Plan, (ii) divided by the number of shares of our common stock outstanding.

Similar to other companies in our industry, we believe that our success is largely dependent on our ability to attract and retain highly qualified employees and non-employee directors, and equity compensation is a critical component of our total compensation package in order to provide competitive compensation necessary to recruit, retain, reward and motivate our key employees, officers and non-employee directors. In addition, equity awards provide our employees with an opportunity to acquire or increase their ownership stake in our company, which we believe aligns their interests with those of our stockholders and, therefore, motivates our employees to work hard for the future growth and success of our company.

Separately, as described in more detail below, we have amended the 2009 Plan in significant ways to improve our corporate and equity plan governance and in a manner that is consistent with stockholder interests.
Key Data Relating to Outstanding Equity and Share Reserve Request
Outstanding Awards and Historical Granting Practices.   The 2009 Plan is our only active employee equity plan, as our 2011 Employee Stock Purchase Plan (the “Employee Stock Purchase Plan”) was voluntarily terminated by the Board of Directors, effective February 2019, at the completion of the prior offering period.
The table below outlines key information regarding outstanding awards under the 2009 Plan as of March 31, 2019, without giving effect to the approval of the Amended Plan under this proposal. As described above, we do not maintain any other equity plan and, as such, the summary of 2009 Plan outstanding awards includes all of our equity award activity.
Existing Plan
Total shares underlying outstanding stock options	3,091,935
Weighted-average exercise price of outstanding stock options	$46.56
Weighted-average remaining contractual life of outstanding stock options	4.87 years
Total shares underlying time-based outstanding unvested full value awards	7,991,465
Common Stock outstanding as of March 31, 2019	170,689,682
The 2009 Plan will expire on August 6, 2019 if this proposal is not approved. Although there are currently 59,528,437 shares available for the grant of future awards under the 2009 Plan, the number of shares reserved for issuance pursuant to future awards under the Amended 2009 Plan will be reduced to 13.5 million.
Historical Equity Grant Activity
The table below summarizes our burn rate activity during the three most recent fiscal years.
	Fiscal 2018	Fiscal 2017	Fiscal 2016
Full Value Awards Granted	4,061,875	4,170,166	5,478,125
Stock Options Granted	816,592	555,111	1,468,419
Total Equivalent Shares Granted(1)	10,971,122	10,980,481	15,163,732
Basic Weighted-Average Shares Outstanding	169,142,583	174,314,744	172,621,470
Burn Rate(2)	6.49%	6.30%	8.78%
Full Value Awards Granted	4,061,875	4,170,166	5,478,125

(1)
For this purpose, the total equivalent shares granted is calculated in accordance with the methodology applied by Institutional Shareholder Services (“ISS”) and on an option equivalent basis. Based on the methodology applied by ISS and our historical share price volatility, a multiplier of 2.5x is applied to full value awards for conversion to option equivalents.

(2)
For this purpose, the adjusted burn rate is calculated in accordance with the ISS methodology and on an option equivalent basis. Based on the methodology applied by ISS and our historical share price volatility, a multiplier of 2.5x is applied to full value awards for conversion to option equivalents. Burn rate is expressed as a percentage of based weighted-average shares outstanding during the fiscal year.

In addition to the factors above, in determining the number of shares of our common stock to reserve for issuance pursuant to future awards grant under the Amended Plan, the Board of Directors considered information and policies that have been published by ISS, including ISS’ recommended cap for an issuer’s three-year average burn rate. This cap is industry-specific and dependent on whether the issuer is a company that comprises the S&P 500 Index. Under ISS’s published guidance, the allowable cap for the relevant three-year burn rate applicable to issuers that are in our industry and that are not part of the S&P 500

Index is 9.4%, while the allowable cap for the same category of issuers that are in the S&P 500 is 4.6%. Our most recent three-year average burn rate (measured as of our fiscal year-end of December 31, 2018) was 7.2% (based on the methodology applied by ISS), which is within (and appreciably lower than) the allowable cap for non-S&P 500 companies. However, we were added to the S&P 500 Index in October 2018. As a result, under ISS’s guidelines, our burn rate will be measured against the allowable cap that applies to S&P 500 companies even though we were not added to the S&P 500 until the last few months of the three-year period during which our burn rate is measured. While being added to the S&P 500 is a positive reflection of our growth, profitability and success, for purposes of assessing our Amended Plan proposal and making a recommendation under ISS guidelines, it has had the undesirable and artificial effect of making our burn rate appear to be in excess of our peer companies. As a consequence, measuring our burn rate against the S&P 500 allowable cap has had a negative impact on ISS’s recommendation regarding our Amended Plan proposal. Accordingly, we think it is important to also evaluate our three-year burn rate against companies that are not in the S&P 500 Index to provide an appropriate frame of reference for evaluating our equity compensation practices.
As noted above, we believe our historical granting practices are consistent with the granting practices of similar companies in our industry. While our burn rate did not fall within certain recommended maximums for S&P 500 companies, we believe that the number of shares that have been requested for issuance pursuant to future awards is reasonable given our anticipated equity award grant needs and historical granting practice and also within the industry norm for comparable companies.
Alignment with Sound Corporate Governance Practices
We have amended the 2009 Plan to in a manner that reinforces and promotes alignment of equity compensation arrangements for employees, officers, consultants and non-employee directors with the interests of stockholders and our company. These features include, but are not limited to, the following:
•
No Evergreen.   We are seeking approval for a reserve for future awards of 13.5 million shares to support our grant activity over time. We expect to seek stockholder approval in approximately three years when this reserve is exhausted, as the Amended Plan does not include an automatic replenishment feature.

•
No Discounted Stock Options or Stock Appreciation Rights (“SARs”).   Stock options and SARs may not be granted with exercise prices lower than the fair market value of the underlying shares on the grant date.

•
Prohibition on Repricing.   The exercise price of a stock option or SAR may not be reduced, directly or indirectly, without the prior approval of our stockholders, including the exchange for cash or another award or by a cash repurchase of  “underwater” awards.

•
No Liberal Share Recycling for Stock Options or SARs.   Shares retained by or delivered to us to pay the exercise price, or to satisfy tax withholding obligations in connection with the exercise, of a stock option or SAR will count against the number of shares remaining available under the Amended Plan.

•
No Dividends on Unvested Awards or on Options or SARs.   The Amended Plan prohibits the current payment of dividends or dividend equivalent rights on unvested awards. The Amended Plan also prohibits the payment of dividends or dividend equivalents on options and SARs.

•
No Single-Trigger Change of Control Vesting for Assumed Awards.   If awards granted under the Amended Plan are assumed by the successor entity in connection with a change of control of our company, such awards will not automatically vest and pay out upon the change of control.

Material Changes to the 2009 Plan
The following summary highlights the proposed material changes to the 2009 Plan.
13,500,000 shares of our common stock will be available for issuance pursuant to future awards granted on or following the effective date of the Amended Plan. As noted above, this number or shares represents a decrease in the number of shares reserved for issuance under the Amended Plan.
Amendments will be made to improve our corporate and equity plan governance practices and that are consistent with our stockholders’ interest, including amendments to:
•
Eliminate the authority to reprice options or SARs without stockholder approval.

•
Eliminate the automatic annual share reserve increase provision.

•
Preclude the payment of dividends or dividend equivalents with respect to restricted stock, restricted stock units (“RSUs”) or other full value awards until such awards vest, and preclude the payment of dividends or dividend equivalents on stock options and SARs.

•
Preclude the re-granting of shares that are surrendered by an option holder or SAR holder to satisfy tax withholding obligations and payment of the exercise price of options or SARs.

The 2009 Plan will be amended to extend its term for an additional ten years, such that the Amended Plan will expire on April 19, 2029.
A reasonable annual limit will be imposed on the cash and equity compensation that may be granted or paid to any non-employee director during a calendar year. The accounting value of equity awards, when aggregated with cash compensation, granted to a non-employee director in any calendar year may not exceed $500,000.
The definition of  “Change in Control” will be amended to exclude unintended reorganizations and make certain other changes intended to address applicable tax laws, including Section 409A of the U.S. Internal Revenue Code of 1986, as amended (the “Code”).
The 2009 Plan will be amended so that awards granted under the Amended Plan will be subject to clawback or recoupment pursuant to any compensation clawback or recoupment policy that may be adopted by the Board of Directors or required by law.
Key Terms of the Amended Plan at a Glance
The following summary of key provisions of the Amended Plan is qualified in its entirety by reference to the Amended Plan, which is attached to this proxy statement as Appendix A.
Amended Plan Term:	The Amended Plan will become effective on the date our stockholders approve the Amended Plan and will extend the term of the 2009 Plan for an additional ten years from the date the Board of Directors approved the Amended Plan on April 19, 2019, unless terminated earlier by the Board of Directors.
Eligible Participants:	Employees, directors and consultants of our company, a parent, a subsidiary or an affiliate generally are eligible to receive each type of award offered under the Amended Plan (except as noted below with respect to incentive stock options (“ISOs”)).
Only employees of our company, a parent, a subsidiary or affiliate are eligible to receive ISO under the Amended Plan.
Shares Available for Awards:	13,500,000 shares would be available for new grants under the Amended Plan as of the effective date of the Amended Plan. This represents a decrease in the number of shares available for future grants under the 2009 Plan of 46,028,437 shares.
Award Types:	(1) Options (ISOs and Nonstatutory Stock Options (“NSOs”)) (2) Restricted Stock (3) RSUs (4) SARs (5) Performance Units

(6) Performance Shares (7) Dividend Equivalent Rights.
Award Terms:	Options and SARs will have a term of no longer than ten years.
ISO Limits:	No more than the maximum number of shares reserved for issuance may be granted as ISOs under the Amended Plan.
Vesting:	As determined by the Amended Plan administrator.
Not Permitted
The following are not permitted under the Amended Plan:
(1)
No repricing.   Unless approved by our stockholders, we will not be able to reprice or reduce the exercise price of an underwater option or SAR, or exchange underwater options or SARs for (i) a new option or SAR with a lower exercise price, (ii) a cash payment or (iii) any other award.
(2)
No liberal recycling of shares subject to options or SARs.   We will not be able to add shares back to the number of shares available for issuance when shares covered by an option or an SAR are surrendered in payment of the option or SAR exercise price or in satisfaction of tax withholding obligations.

(3)
No automatic vesting acceleration upon a change in control in the event awards are assumed.

(4)
No payment of dividends or dividend equivalent rights prior to the vesting of the underlying awards.

Summary of the Amended Plan
The following summary of certain material features of the Amended Plan is qualified in its entirety by reference to the Amended Plan, which is attached to this proxy statement as Appendix A.
Administration of the Amended Plan.   The Board of Directors or the Human Resources Committee, as designated by the Board of Directors with specific duties (collectively referred to herein as the “administrator”), will administer the Amended Plan. In its discretion, the administrator has the authority to: (i) determine the fair market value of our common stock; (ii) select the employees, consultants and directors who will receive awards; (iii) determine the number of shares covered by each award and approve the forms of award agreement; (iv) determine the terms, conditions and other provisions of each award, including but not limited to the exercise price, time when award may be exercised, vesting acceleration or waiver of forfeiture restrictions and any restriction or limitation regarding any award or related shares; (v) construe and interpret the terms of the Amended Plan and awards; (vi) prescribe, amend and rescind any rules relating to the Amended Plan, including sub-plans and corresponding rules, procedures for the purposes of granting awards to participants outside the United States and complying with non-U.S. laws; (vii) modify or amend any award, including but not limited to the discretionary authority to accelerate the vesting of an award, extend the post-termination exercisability period of awards and extend the maximum term of an option, subject to limitations; (viii) determine how participants will satisfy withholding tax obligations; (ix) authorize any person to execute on our behalf of any instrument required to effect the grant of an award previously granted by the administrator; (x) allow a participant to defer the receipt of a cash payment or share delivery; and (xi) make all other determinations necessary or advisable for administering the Amended Plan.
To the extent permitted by applicable law, the administrator may delegate to a committee of one or more of our officers the ability to grant awards to non-officer employees. The administrator’s decisions, determinations and interpretations will be final and binding on all participants and other holders of awards.
Share Reserve.   The maximum number of shares that will be authorized for issuance under the Amended Plan is 47,873,531 shares (which includes shares that have already been issued pursuant to awards previously granted under the 2009 Plan), subject to adjustments in the event of certain capitalization events. Of this maximum number, 13,500,000 shares would be available for the grant of new awards under the Amended Plan as of the effective date of the Amended Plan. The shares may be authorized, but unissued, or reacquired common stock. No more than the maximum number of shares reserved for issuance may be issued pursuant to the exercise of ISOs.

Any shares subject to an award granted under the 2009 Plan, either before or after the 2009 Plan is amended and restated by this proposal, that expires or terminates unexercised or before settlement, is not earned in full or is forfeited or is repurchased by us due to the failure of the award to vest, is settled in cash, or shares used to satisfy tax withholding obligations for awards other than an option or SAR (i.e. a full value award such as restricted stock or RSUs), will again become available for future grant or sale under the Amended Plan. Any dividend equivalents credited under the Amended Plan and paid in cash in conjunction with any outstanding awards shall not be applied against the number of shares that may be issued under the Amended Plan.
Shares covered by an option or a SAR granted under the 2009 Plan, either before or after the 2009 Plan is amended and restated by this proposal, that are surrendered in payment of the option exercise price or due to tax withholding at exercise or shares that are subject to SARs, but that are not issued with respect to the exercise of the SAR will be counted against the maximum number of shares reserved for issuance and will not be returned to the Amended Plan for future issuance.
To the extent permitted by applicable laws, shares issued in assumption of, or in substitution for, any outstanding awards acquired by us or one of our affiliates will not be counted against the shares available for grant under the Amended Plan. In addition, to the extent permitted by applicable laws, if a company acquired by (or combined with) us or an affiliate has shares available under a pre-existing plan approved by its stockholders and not adopted in the transaction, the shares available under the pre-existing plan (as adjusted, using the exchange ratio or other adjustment, valuation ratio or formula used in the acquisition or combination to determine the consideration payable to our stockholders of the parties in the acquisition or combination) may, at the discretion of the administrator, be used for awards under the Amended Plan in lieu of awards under the applicable pre-existing plan, and will not reduce the shares authorized for grant under the Amended Plan.
Non-Employee Director Award Limit.    Notwithstanding any other provision in the Amended Plan or in any policy regarding non-employee director compensation, the sum of  (i) the grant date fair value (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”)) of all awards payable in common stock and (ii) the maximum amount of total cash compensation, granted or payable to a non-employee director for services in a calendar year, may not exceed $500,000.
Eligibility.   Only our employees or employees of a parent or subsidiary are eligible to receive ISOs. Our employees, directors and consultants, or employees, directors and consultants of a parent or subsidiary, are eligible to receive NSOs, restricted stock, RSUs, SARs, performance units, performance shares and dividend equivalent rights. As of March 31, 2019, we had approximately 5,802 employees, six non-employee directors and approximately 170 consultants eligible to receive awards under the Amended Plan.
Awards.   Any one or more of the following types of awards may be granted under the Amended Plan: ISOs, NSOs, restricted stock, RSUs, SARs, performance units and performance shares and dividend equivalent rights.
Options.   An option is the right to purchase company shares at a fixed exercise price for a fixed period of time. Each option is evidenced by an award agreement designating the option as an ISO or an NSO, and is subject to the following terms and conditions:
Number of Options.   The administrator will determine the number of shares subject to an option granted to any participant.
Exercise Price.   The administrator will determine the exercise price of options granted under the Amended Plan at the time the options are granted. In the case of an NSO, or an ISO granted to an employee who does not own more than 10% of the total combined voting power of all classes of our stock or any parent or subsidiary, the per-share exercise price must be not less than 100% of the fair market value of a share of our common stock on the date of grant. In the case of an ISO granted to an employee who owns more than 10% of the total combined voting power of all classes of our stock or any parent or subsidiary, the per-share exercise price must be not less than 110% of the fair market value of a share of our common stock on the date of grant. Options may be granted with a per-share exercise price of less than 100% of the fair market value on the date of grant, in connection with a corporate reorganization, liquidation or other transaction consistent with Section 424(a) of the Code.

The fair market value of a share generally is determined with reference to the closing sales price (or closing bid if no sales were reported) for a share of our common stock, on the day the option is granted, on The Nasdaq Global Select Market. As of April 24, 2019, the closing price of a share of our common stock was $92.26 on The Nasdaq Global Select Market.
Form of Consideration.   The administrator determines the acceptable form of consideration for exercising options, including the method of payment. In the case of an ISO, the administrator will determine the acceptable form of consideration at the time of grant and set forth in the award agreement. The Amended Plan permits payment to be made by cash, check, and solely to the extent both permitted by applicable law and as approved by the administrator, by promissory note, other shares, cashless exercise, net exercise, any combination of the prior methods of payment or any other form of consideration permitted by applicable law and as approved by the administrator.
Exercise of Option.   Any option will be exercisable according to the Amended Plan and as set forth in the award agreement, under the conditions determined by the administrator. An option may not be exercised for a fraction of a share. The option is exercised once we receive a completed notice of exercise from the person entitled to exercise the option and full payment for the shares, including withholding taxes, for the option that is exercised. The participant will not have a right to vote or receive dividends on the shares subject to the option until the shares are issued.
Term of Option.   The term of an option will be stated in the award agreement, but may not exceed ten years. The term of an ISO will be ten years from the date of grant, or shorter as provided in the award agreement. In the case of a participant who owns more than 10% of the total combined voting power of all classes of stock of our company or any parent or subsidiary, the term of the ISO will be five years from the date of grant, or shorter as provided in the award agreement. No option may be exercised after the expiration of its term.
Termination of Service.   After termination of service, an option holder may exercise his or her option for the period of time determined by the administrator and stated in the award agreement if the option is vested on the date of termination (but not later than the expiration of the term of the option). If no period of time is stated in a participant’s award agreement, a participant may exercise the option within three months after such termination, to the extent that the option is vested on the date of termination (but in no event later than the expiration of the term of such option as set forth in the award agreement), unless such participant’s service terminates due to the participant’s death or disability, in which case the participant (or, if the participant has died, the participant’s estate, designated beneficiary or the person who acquires the right to exercise the option by the laws of descent and distribution) may exercise the option within 12 months after such termination by death or disability, to the extent the option was vested on the date of termination. Unless otherwise provided by the administrator, the shares underlying the unvested options will revert to the Amended Plan, and if the participant does not exercise his or her vested options within the specified time, the shares underlying the vested options will revert to the Amended Plan.
Restricted Stock.   Restricted stock awards are awards of our shares that vest in accordance with terms and conditions established by the administrator. Each award of restricted stock is evidenced by an award agreement specifying the terms and conditions of the award. Vesting can be conditioned on continued employment, the passage of time, achievement of performance goals or occurrence of other events as determined by the administrator. The administrator may, in its discretion, accelerate the time in which restrictions will lapse or be removed. The administrator will determine the number of restricted stock granted to any participant.
During the period in which the restricted stock awards are subject to restrictions, service providers granted restricted stock may exercise full voting rights with respect to the shares of restricted stock held, and may be entitled to receive all dividends and distributions paid with respect to the shares of the restricted stock award, unless the administrator determines otherwise. Such dividends and distributions will be subject to the same restrictions on transferability and forfeitability as the shares of restricted stock with respect to which they were paid. On the date set forth in the award agreement, all unvested restricted stock awards will be forfeited, and will revert to us to become available for issuance under the Amended Plan.

Restricted Stock Units.   RSUs are awards that represent the right to receive our shares or cash equal to the value of the shares, or some combination of both as determined by the administrator, if the RSUs vest. RSUs vest in accordance with terms and conditions established by the administrator, as set forth in the applicable award agreement and subject to the vesting requirements described below. Vesting criteria, which will determine the number of RSUs paid to the participant, may be conditioned on continued employment, achievement of company-wide, business unit or individual goals, or other criteria as determined by the administrator. Upon meeting the applicable vesting criteria, the participant will be entitled to receive a payment, which will be made as soon as practicable after the date determined by the administrator and set forth in the award agreement. Settlement of vested RSUs may be in cash, shares or a combination of both. On the date set forth in the award agreement, all unvested RSUs will be forfeited, and will revert to us to become available for issuance under the Amended Plan.
Stock Appreciation Rights.   An SAR is the right to receive the appreciation in the fair market value of shares of our common stock on the exercise date over the exercise price, for that number of shares of our common stock with respect to which the SAR is exercised. We may pay the appreciation in cash, shares of our common stock with equivalent value or in some combination thereof, as determined by the administrator. Each award of SARs is evidenced by an award agreement specifying the terms and conditions of the award. The administrator determines the number of shares granted to a service provider pursuant to a SAR award. The administrator also determines the exercise price of SARs, the vesting schedule, the termination, and other terms and conditions of exercise of SARs. However, the per-share exercise price must be at least equal to 100% of the fair market value of a share of our common stock on the date of grant, and the term of a SAR may not exceed ten years.
After termination of service, a participant will be able to exercise the vested portion of their SAR for the period of time determined by the administrator and provided in the award agreement. If no period of time is stated in a participant’s award agreement, a participant may exercise the SAR within three months after such termination, to the extent that the option is vested on the date of termination (but in no event later than the expiration of the term of such SAR as set forth in the award agreement), unless such participant’s service terminates due to the participant’s death or disability, in which case the participant (or, if the participant has died, the participant’s estate, designated beneficiary or the person who acquires the right to exercise the SAR by the laws of descent and distribution) may exercise the option within 12 months after such termination by death or disability, to the extent the option was vested on the date of termination. In no event may a SAR be exercised after the expiration of its term.
Performance Units and Performance Shares.   Performance units and performance shares are awards that may be granted to service providers at any time as determined by the administrator. Each performance unit will have an initial value that is established by the administrator on or before the date of grant, and each performance share will have an initial value equal to the fair market value of a share of our common stock on the date of grant. Vesting can be conditioned on continued employment, achievement of performance goals and other criteria as determined by the administrator, which to the extent the criteria are met, will determine the number of performance units and performance shares granted to the service providers. The award agreement will specify the performance period and other terms and conditions of the award. After the applicable performance period ends, the participant will be entitled to a payout of the number of performance units and shares earned by the participant, to be paid at such time and in such form of cash, shares or a combination thereof, as determined by the administrator. On the date set forth in the award agreement, all unvested performance units and shares will be forfeited, and will revert to us to become available for issuance under the Amended Plan.
The performance criteria that will be used to establish performance goals include, but are not limited to: cash flow (including, without limitation, operating cash flow and free cash flow), earnings per share, gross or net profit margin, net income (either before or after interest, taxes, amortization and/or depreciation), operating income (either before or after restructuring and amortization charges), return on capital or return on invested capital, return on equity, return on operating assets or net assets, return on sales, sales or revenue, stock price goals or total stockholder return.
Dividend Equivalent Rights.   Dividend equivalent rights are right to receive the equivalent value of dividends paid on shares underlying RSUs or performance units prior to vesting. Options and SARs are not eligible for dividend equivalent rights. Dividend equivalent rights are subject to the same vesting and forfeitability restrictions as the shares underlying the awards, and will be converted to cash, additional shares or a combination of both, by a formula and at the time the administrator determines.
Vesting Acceleration.   The administrator has the authority to accelerate the vesting conditions applicable to awards.
Stock Option and SAR Repricing Prohibited.   The Amended Plan prohibits repricing of stock options or SARs without stockholder approval. Repricing means the cancellation of an option or SAR in exchange for cash or other awards at a time when the exercise price of such option or SAR is higher than the fair market value of a share of our common stock, the grant of a new stock option or SAR with a lower exercise price than the original option or SAR, or the amendment of an outstanding award to reduce the exercise price. The grant of a substitute award or an adjustment in connection upon certain capitalization events will not be considered a repricing.
Non-transferability of Awards.   Unless otherwise determined by the administrator, awards granted under the Amended Plan may not be sold, pledged, assigned, hypothecated, transferred or disposed, other than by will or by the laws of descent and distribution, and may be exercised during the participant’s lifetime only by the participant. If the administrator makes an award transferable, such award shall not be transferable to a third-party for consideration and the award agreement shall contain such additional terms and conditions as the administrator deems appropriate.
Clawback Policy.   All awards granted under the Amended Plan will be subject to recoupment in accordance with any clawback policy we may adopt, including as it may be required to adopt in accordance with applicable law, including the provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules, regulations and/or any national securities exchange on which our equity securities may be listed and/or any other applicable securities laws. The administrator may impose other clawback, recovery or recoupment provisions on an award as the administrator determines necessary or appropriate.
Adjustments upon Change in Capitalization.   In the event that any dividend or other distribution (whether in the form of cash, shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares or our other securities, or any other change in our corporate structure affecting our shares of common stock, the administrator will make adjustments to the number, class and type or kind of securities that may be delivered under the Amended Plan, and the number, class, type or kind and price of securities covered by each outstanding award, in order to reflect the change and to prevent a diminution or enlargement of benefits or potential benefits intended to be made available under the Amended Plan.
Dissolution or Liquidation.   In the event of the proposed company liquidation or dissolution, the administrator will notify each participant as soon as practicable prior to the effective date of the transaction. Any unexercised award will terminate immediately prior to the consummation of such proposed transaction.
Merger or Change in Control.   In the event we are a party to a merger or change in control (as defined in the Amended Plan), then each outstanding award will be treated as the administrator determines, which may provide for the assumption or substitution of outstanding awards by the successor corporation or a parent or subsidiary of the successor corporation. The administrator will not be required to treat all awards similarly in the transaction.
In the event that the successor corporation does not assume or substitute the award, the awards will become fully vested and exercisable, as applicable, including that all performance goals and vesting criteria applicable to awards with performance-based vesting will be deemed achieved at 100% target levels.
With respect to awards that are granted to outside directors that are assumed or substituted for, if on or after the date of the assumption or substitution, the participant’s status as director is terminated other than by a voluntary resignation (unless such resignation is at the request of an acquiror), then the participant will fully vest in, and exercise, all of the participant’s awards. We have entered into change of control agreements with each of our non-employee directors pursuant to which the outstanding and unvested equity awards held by such directors will vest in full upon a change in control.

Amendment and Termination of the Amended Plan.   The Amended Plan will continue in effect until April 19, 2029, unless terminated earlier by the Board of Directors. In addition, the Board of Directors has the authority to amend, alter, suspend or terminate the Amended Plan, but no amendment, alteration, suspension or termination may impair the rights of any participant under an outstanding award, unless agreed in writing and signed by both the participant and the administrator. Notwithstanding the foregoing, an award agreement may be amended or altered or other action taken without consent from the participant if required to facilitate compliance with applicable laws.
U.S. Federal Tax Consequences
The U.S. federal tax rules applicable to the Amended Plan under the Code are summarized below. This summary is not intended to be exhaustive and does not address all matters that may be relevant to any particular participant. This summary does not include the tax laws of any municipality or state or any country outside the United States in which a participant resides or to which he or she may be subject.
Incentive Stock Options.    A participant who holds ISOs does not recognize any taxable income at the time he or she is granted an ISO or at the time he or she exercises such ISO. However, the amount by which the fair market value (at the time of exercise) of the purchased shares of common stock exceeds the exercise price paid for those shares will constitute an adjustment to the participant’s income for purposes of the alternative minimum tax.
Generally, the participant will recognize income in the year in which he or she disposes of the shares received upon exercise of the ISO. The federal income tax liability upon such disposition will depend upon whether the participant makes a qualifying or disqualifying disposition of the shares of common stock purchased under the ISO. Subject to certain requirements in the Code, a qualifying disposition will occur if the sale or other disposition of shares takes place more than two years after the date the ISO for the shares was granted and more than one year after the date that the ISO was exercised for the particular shares involved in the disposition, and the participant will be subject to tax on the difference between the exercise price and the sale price of the underlying shares at long-term capital gains rates. A disqualifying disposition is any sale or other disposition made before both of these requirements are satisfied and the participant will recognize ordinary income equal to the lesser of  (i) the difference between the fair market value of the shares on the date of exercise and the exercise price or (ii) the difference between the sale price and the exercise price, with any additional gain recognized on the sale generally recognized as a capital gain.
Nonstatutory Options.   An optionee does not recognize any taxable income at the time optionee is granted an NSO. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee is subject to tax withholding. We are generally entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of the shares by the optionee, any difference between the sale price and the optionee’s exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.
Restricted Stock.   A participant generally will not have taxable income at the time an award of restricted stock is granted. Instead, he or she will recognize ordinary income in the first taxable year in which his or her interest in the restricted stock becomes either (i) freely transferable or (ii) no longer subject to substantial risk of forfeiture (i.e. vested). Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the settlement date, will be taxed as a long-term or short-term capital gain or loss, depending on the holding period.
Restricted Stock Units.   A participant generally will not have taxable income at the time an award of RSUs is granted. Upon the settlement of the award, the participant normally will recognize ordinary income in the year of receipt in an amount equal to the cash received and the fair market value of any non-restricted stock received. Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the settlement date, will be taxed as a long-term or short-term capital gain or loss, depending on the holding period.

Stock Appreciation Rights.   No taxable income is reportable when a SAR is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any shares received. Any additional gain or loss recognized upon any later disposition of the shares would be long-term or short-term capital gain or loss, depending on the holding period.
Performance Units and Performance Shares.   A participant generally will not have taxable income at the time a performance unit or performance share award is granted. For performance units, upon meeting the performance criteria and settlement of the award, the participant normally will recognize ordinary income in the year of receipt in an amount equal to the cash received and the fair market value of any non-restricted stock received. For performance shares, the participant will recognize ordinary income in the first taxable year in which his or her interest in the restricted performance shares becomes either (i) freely transferable or (ii) no longer subject to substantial risk of forfeiture (i.e. vested). Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the settlement date, will be taxed as a long-term or short-term capital gain or loss, depending on the holding period.
Tax Consequences for Fortinet.   We generally will be entitled to a tax deduction in connection with an award under the Amended Plan in an amount equal to the ordinary income realized by a participant subject to U.S. taxation and at the time such participant recognizes such income, except to the extent such deduction is limited by applicable provisions of Section 162(m) of the Code.
Deductibility Limitations Under Code Section 162(m).   Special rules limit the deductibility of compensation paid to certain executive officers in the United States. Under Section 162(m) of the Code, the annual compensation paid to certain executive officers may not be deductible to the extent it exceeds $1 million.
Section 409A.   Section 409A of the Code imposes certain requirements on non-qualified deferred compensation arrangements. These include requirements on a participant’s election to defer compensation and the participant’s selection of the timing and form of distribution of the deferred compensation. Section 409A also generally provides that distributions must be made on or following the occurrence of certain events (i.e. the participant’s disability, a predetermined date, or the participant’s death). Section 409A imposes restrictions on a participant’s ability to change his or her distribution timing or form after the compensation has been deferred. If an award that is subject to Section 409A fails to comply with the requirements of Section 409A, Section 409A imposes an additional 20% federal penalty tax on compensation recognized as ordinary income, as well as interest on such deferred compensation.
New Plan Benefits
The amount and timing of awards granted under the Amended Plan are determined in the sole discretion of the administrator and therefore cannot be determined in advance. The future awards that would be received under the Amended Plan by executive officers and other employees are discretionary and are therefore not determinable at this time.

Historical Plan Benefits
The following table shows, for each of the individuals and groups indicated, the aggregate number of shares subject to awards that have been granted (without regard to awards that were forfeited or cancelled) to the individuals and groups indicated below under the 2009 Plan since its inception through March 31, 2019:
Name of Individual or Group	Number of Shares Underlying Awards Granted
Named Executive Officers:
Ken Xie, Co-Founder, Chairman of the Board of Directors and Chief Executive Officer	1,361,871
Michael Xie, Co-Founder, President, Chief Technology Officer and Director	937,455
Keith Jensen, Chief Financial Officer	222,918
John Whittle, Executive Vice President of Corporate Development, General Counsel and Corporate Secretary	632,102
Current Executive Officers as a Group	3,154,346
Current Non-Employee Directors as a Group	245,115
All Current Employees, including Officers other than Named Executive Officers, as a Group	29,210,541
Voting Requirement to Approve Proposal
The affirmative vote of a majority of the shares of our common stock that are present in person or represented by proxy at the 2019 Annual Meeting and entitled to vote is required to approve the Amended Plan.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

CORPORATE GOVERNANCE
Code of Business Conduct and Ethics
The Board of Directors sets high standards for Fortinet’s employees, officers and directors. Fortinet is committed to establishing an operating framework that exercises appropriate oversight of responsibilities at all levels throughout Fortinet and managing its affairs consistently with high principles of business ethics. Accordingly, Fortinet has adopted a Code of Business Conduct and Ethics, which is applicable to our and our subsidiaries’ directors, officers and employees.
The Code of Business Conduct and Ethics is available on Fortinet’s website at investor.fortinet.com/corporate-governance-0. Fortinet will disclose on its website any amendments to, or waivers of, the Code of Business Conduct and Ethics that are required to be disclosed by the rules of the SEC or Nasdaq.
Corporate Governance Guidelines
We have adopted Corporate Governance Guidelines to establish the corporate governance policies which provide a structure within which the Board of Directors and management can effectively pursue Fortinet’s objectives for the benefit of our stockholders.
The Corporate Governance Guidelines are available on Fortinet’s website at investor.fortinet.com/corporate-governance-0.
Majority Voting Standard for Director Elections and Director Resignation Policy
Our bylaws provide for a majority voting standard for uncontested elections of directors and require that stockholder director nominations include a written statement as to whether the nominee intends to tender an irrevocable resignation upon such nominee’s election or re-election. The majority voting standard provides that, in uncontested director elections, a director nominee will be elected only if the number of votes cast FOR the nominee exceeds the number of votes cast AGAINST the nominee. In addition, our Corporate Governance Guidelines address, among other provisions, the “holdover” director situation under the Delaware General Corporation Law (pursuant to which a director remains on the board of directors until such director’s successor is elected and qualified), by requiring each incumbent nominee to submit an irrevocable contingent resignation letter prior to the annual meeting of stockholders in which such election is to take place. Such resignation becomes effective only upon (a) such nominee’s failure to receive the requisite number of votes for re-election at any future meeting at which such person would face re-election and (b) the Board of Directors’ acceptance of such resignation. If the nominee does not receive the requisite number of votes for re-election, the Governance Committee will make a recommendation to the Board of Directors as to whether to accept or reject the resignation, or whether other action should be taken. The Board of Directors will act on the Governance Committee’s recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of the election results.
Director Independence
The Board of Directors has determined that, with the exception of Messrs. Ken Xie and Michael Xie, who are employees of Fortinet, all of the current members of the Board of Directors and nominees for director are “independent directors” as that term is defined in Nasdaq’s listing standards.
Board Meetings and Committees
During fiscal 2018, the Board of Directors held seven meetings. Each director attended at least 75% of the aggregate of all meetings of the Board of Directors and all meetings held by all committees of the Board of Directors on which such director served during the past fiscal year. The Board of Directors has three standing committees: the Audit Committee, the Human Resources Committee and the Governance Committee.

Audit Committee
The Audit Committee is currently comprised of Messrs. Cohen, Hsieh and Paisley and Ms. Sim, each of whom is “independent” as such term is defined for audit committee members by the listing standards of Nasdaq and the rules of the SEC. Mr. Paisley is the Chairperson of the Audit Committee. The Board of Directors has determined that Mr. Paisley is an “audit committee financial expert,” as defined in the rules of the SEC. Mr. Cohen’s service on the Audit Committee will end at the 2019 Annual Meeting.
The Audit Committee is responsible for, among other things:
•
selecting and hiring our independent auditors, and approving the audit and non-audit services to be performed by our independent auditors;

•
evaluating the qualifications, performance and independence of our independent auditors;

•
monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements;

•
reviewing the adequacy and effectiveness of our internal control policies and procedures;

•
discussing the scope and results of the audit with the independent auditors and reviewing with management and the independent auditors our interim and year-end operating results;

•
preparing the Audit Committee Report that the SEC requires in our annual proxy statement; and

•
reviewing and overseeing related-person transactions.

The Audit Committee held nine meetings during fiscal 2018. The Audit Committee has adopted a written charter approved by the Board of Directors, which is available on Fortinet’s website at investor.fortinet.com/corporate-governance-0.
The Audit Committee Report is included in this proxy statement on page 59.
Human Resources Committee
The Human Resources Committee is currently comprised of Ms. Sim and Messrs. Hsieh, Locke and Paisley, each of whom qualifies as an independent director under the listing standards of Nasdaq. Ms. Sim is currently the Chairperson of the Human Resources Committee.
The Human Resources Committee is responsible for, among other things:
•
reviewing and approving for our executive officers: their annual base salary, annual incentive bonus, equity compensation and other benefits, compensation or arrangements;

•
reviewing and recommending compensation goals and objectives, and bonus and stock compensation criteria for our executive officers;

•
preparing the Human Resources Committee Report that the SEC requires to be included in our annual proxy statement; and

•
administering our equity compensation plans.

See “Executive Compensation — Compensation Discussion and Analysis” and “Executive Compensation — Compensation of Directors” for a description of Fortinet’s processes and procedures for the consideration and determination of executive officer and director compensation.
The Human Resources Committee held four meetings during fiscal 2018. The Human Resources Committee has adopted a written charter approved by the Board of Directors, which is available on Fortinet’s website at investor.fortinet.com/corporate-governance-0.
The Human Resources Committee Report is included in this proxy statement on page 43.

Governance Committee
The Governance Committee is currently comprised of Messrs. Cohen, Locke and Neukom, each of whom qualifies as an independent director under the listing standards of Nasdaq. Mr. Locke is the Chairperson of the Governance Committee. Mr. Cohen’s service on the Governance Committee will end at the 2019 Annual Meeting.
The Governance Committee is responsible for, among other things:
•
assisting the Board of Directors in identifying prospective director nominees and recommending nominees for each annual meeting of stockholders to the Board of Directors;

•
reviewing developments in corporate governance practices and developing and recommending corporate governance guidelines;

•
overseeing the evaluation of the Board of Directors; and

•
recommending members for each committee of the Board of Directors.

The Governance Committee will consider recommendations of candidates for the Board of Directors submitted by stockholders of Fortinet; see “Process for Recommending Candidates for Election to the Board of Directors” below.
The Governance Committee held five meetings during fiscal 2018. The Governance Committee has adopted a written charter approved by the Board of Directors, which is available on Fortinet’s website at investor.fortinet.com/corporate-governance-0.
Human Resources Committee Interlocks and Insider Participation
Ms. Sim and Messrs. Cohen, Hsieh, Locke, Neukom and Paisley served as members of the Human Resources Committee during fiscal 2018. Messrs. Cohen and Neukom served as members of the Human Resources Committee until July 20, 2018. None of the members of the Human Resources Committee during fiscal 2018 is or has in the past served as an officer or employee of our company. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on the Board of Directors or the Human Resources Committee during fiscal 2018.
Anti-Hedging and Anti-Pledging Policy
Our insider trading policy prohibits our directors, officers, employees and agents (such as consultants and independent contractors) from engaging in any form of hedging or similar transactions with respect to our securities, including those involving options, puts, calls or other derivative securities. Our directors, officers, employees and agents are also prohibited from pledging our securities as collateral for loans and from holding our securities in margin accounts.
Board Leadership Structure
Our Corporate Governance Guidelines provide the Board of Directors with flexibility to select the appropriate leadership structure depending on what the Board of Directors determines is in Fortinet’s best interests at a given time. In making leadership structure determinations, the Board of Directors considers many factors, including the specific needs of the business and what is in the best interests of our stockholders. A copy of our Corporate Governance Guidelines is available on our website at investor.fortinet.com/corporate-governance-0.
Mr. Neukom currently serves as our Lead Independent Director and Mr. Ken Xie serves as our Chairman and Chief Executive Officer. In addition to the duties of all members of the Board of Directors, Mr. Neukom’s principal responsibilities as our Lead Independent Director are to: preside over executive sessions of the Board of Directors; review and comment on the agenda for meetings of the Board of Directors in consultation with the Chairman and Chief Executive Officer and other members of the Board of Directors; act as principal liaison between the independent directors and the Chairman and Chief

Executive Officer on sensitive issues; raise issues with management on behalf of the independent directors when appropriate; and assess the quality, quantity and timeliness of the flow of information from management that is necessary for the independent directors to effectively and responsibly perform their duties.
The Board of Directors believes that the current leadership structure provides an appropriate balance between strong leadership from our Chairman and Chief Executive Officer and oversight by independent directors. In particular, this structure capitalizes on the expertise and experience of Messrs. Ken Xie and Neukom, as it permits Mr. Xie to serve as a bridge between the Board of Directors and management, helping both to act with a common purpose and providing critical leadership for carrying out our strategy and confronting challenges, while Mr. Neukom ensures independence of the Board of Directors from management and as Lead Independent Director can call and chair meetings of the independent directors separate and apart from the Chairman. The Board of Directors also believes that there may be other advantages to having a Lead Independent Director for matters such as communications and relations between the Board of Directors, the Chief Executive Officer and the other members of our senior management, and in assisting the Board of Directors in reaching consensus on particular strategies and policies. Messrs. Ken Xie and Michael Xie, as the only two management directors, do not participate in sessions of non-management directors, and non-management directors meet regularly in executive session without management.
Board of Directors’ Role in Risk Oversight
The Board of Directors oversees an enterprise-wide approach to risk management, designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and to enhance stockholder value. A fundamental part of risk management is not only understanding the most significant risks that Fortinet faces and what steps management is taking to manage those risks but also understanding what level of risk is appropriate for Fortinet. The involvement of the full Board of Directors in reviewing Fortinet’s business is an integral aspect of its assessment of management’s tolerance for risk and also its determination of what constitutes an appropriate level of risk for Fortinet.
While the Board of Directors has the ultimate oversight responsibility for the risk management process, various committees of the Board of Directors also have responsibility for risk management. The charter of the Audit Committee provides that one of the Audit Committee’s responsibilities is oversight of certain compliance matters. In addition, in setting compensation, the Human Resources Committee strives to create incentives that encourage a level of risk-taking consistent with Fortinet’s business strategy and to encourage a focus on building long-term value at Fortinet. The Board also directly oversees certain strategic risks to Fortinet and other risk areas not delegated to one of its committees, including risks related to data privacy and cybersecurity.
At periodic meetings of the Board of Directors and its committees and in other meetings and discussions, management reports to and seeks guidance from the Board of Directors and its committees with respect to the most significant risks that could affect our business, such as legal risks and financial, tax and audit related risks. In addition, management provides the Audit Committee periodic reports on Fortinet’s compliance programs and efforts, investment policy and practices.
Process for Recommending Candidates for Election to the Board of Directors
The Governance Committee is responsible for, among other things, determining the criteria for membership to the Board of Directors and recommending candidates for election to the Board of Directors. It is the policy of the Governance Committee to consider recommendations for candidates to the Board of Directors from stockholders. Stockholder recommendations for candidates to the Board of Directors must be directed in writing to Fortinet, Inc., 899 Kifer Road, Sunnyvale, CA 94086, Attention: Corporate Secretary, and must include the candidate’s name, home and business contact information, detailed biographical data and qualifications, information regarding any relationships between the candidate and Fortinet within the last three years and evidence of the nominating person’s ownership of Fortinet’s common stock. Such recommendations must also include a statement from the recommending stockholder in support of the candidate, particularly within the context of the criteria for membership on the Board of Directors, including issues of character, judgment, diversity, including whether the person is a current or former chief executive officer or chief financial officer of a public company or the head of a division of a large international organization, independence, expertise, corporate experience, length of service, other commitments and the like, personal references and an indication of the candidate’s willingness to serve. There are no differences in the manner by which the Governance Committee evaluates nominees for director based on whether the nominee is recommended by a stockholder or the Board of Directors.
The Governance Committee’s criteria and process for evaluating and identifying the candidates that it recommends to the full Board of Directors for selection as director nominees are as follows:
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The Governance Committee evaluates the current composition and organization of the Board of Directors.

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The Governance Committee reviews on an annual basis the desired qualifications and characteristics for membership on the Board of Directors.

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The Governance Committee evaluates the performance of individual members of the Board of Directors eligible for re-election and selects, or recommends for the selection of the Board of Directors, the director nominees for election to the Board of Directors by our stockholders at the annual meeting of stockholders.

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In its evaluation of director candidates, including the members of the Board of Directors eligible for re-election, the Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board of Directors and considers: (1) the current composition and organization of the Board of Directors and the needs of the Board of Directors and its committees; (2) such factors as character, judgment, diversity, expertise, business experience, length of service, independence, other commitments and the like; and (3) such other factors as the Governance Committee may consider appropriate. The Governance Committee considers diversity of skills, experience, gender and race, among other factors, in evaluating candidates for the Board of Directors.

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While the Governance Committee has not established specific minimum qualifications for director candidates, the Governance Committee believes that candidates and nominees must reflect a Board of Directors that is comprised of directors who: (1) are predominantly independent; (2) are of high integrity; (3) have broad, business-related knowledge and experience at the policy-making level in business or technology, including their understanding of the networking security industry and Fortinet’s business in particular; (4) have qualifications that will increase overall effectiveness of the Board of Directors; and (5) meet other requirements as may be required by applicable rules, such as financial literacy or financial expertise with respect to Audit Committee members.

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With regard to candidates who are properly recommended by stockholders or by other means, the Governance Committee will review the qualifications of any such candidate, which review may, in the Governance Committee’s discretion, include interviewing references for the candidate, direct interviews with the candidate, or other actions that the Governance Committee deems necessary or proper.

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In evaluating and identifying candidates, the Governance Committee has the authority to retain and terminate any third-party search firm that is used to identify director candidates and has the authority to approve the fees and retention terms of any search firm.

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The Governance Committee will apply these same principles when evaluating candidates for the Board of Directors who may be elected initially by the full Board of Directors to fill vacancies or add additional directors prior to the annual meeting of stockholders at which directors are elected.

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After completing its review and evaluation of director candidates, the Governance Committee recommends to the full Board of Directors the director nominees.

Attendance at Annual Meetings of Stockholders by the Board of Directors
Although Fortinet does not have a formal policy regarding attendance by members of the Board of Directors at Fortinet’s annual meeting of stockholders, Fortinet welcomes, but does not require, directors to attend. Ken Xie was the only director who attended the 2018 Annual Meeting.

Contacting the Board of Directors
Stockholders who wish to communicate with the members of the Board of Directors may do so by sending a letter to Fortinet’s Corporate Secretary, c/o Fortinet, Inc., 899 Kifer Road, Sunnyvale, CA 94086, or by fax to (408) 235-7737. The Corporate Secretary reviews all incoming stockholder communications (except for mass mailings, product complaints or inquiries, job inquiries, business solicitations and patently offensive or otherwise inappropriate material) and, if appropriate, routes such communications to the appropriate member(s) of the Board of Directors, or if none is specified, to the Lead Independent Director.

EXECUTIVE OFFICERS
The names of our executive officers, their ages, their positions with Fortinet and other biographical information, as set forth below, are as of March 31, 2019. Messrs. Ken Xie and Michael Xie are brothers. There are no other family relationships among any of our directors or executive officers.
Name	Age	Position
Ken Xie	56	Chief Executive Officer and Chairman of the Board of Directors
Michael Xie	50	President, Chief Technology Officer and Director
Keith Jensen(1)	60	Chief Financial Officer
John Whittle	50	Executive Vice President of Corporate Development, General Counsel and Corporate Secretary

(1)
Andrew Del Matto resigned as Fortinet’s Chief Financial Officer in February 2018, at which time the Board of Directors appointed Mr. Jensen to serve as Interim Chief Financial Officer. Mr. Jensen was subsequently appointed Chief Financial Officer in May 2018.

Ken Xie.   For a brief biography of Mr. Ken Xie, please see “Proposal One — Election of Directors —  Information Regarding the Board of Directors and Director Nominees.”
Michael Xie.   For a brief biography of Mr. Michael Xie, please see “Proposal One — Election of Directors — Information Regarding the Board of Directors and Director Nominees.”
Keith Jensen has served as our Chief Financial Officer since May 2018 and has served as our Chief Accounting Officer since July 2015. From February 2018 to May 2018, Mr. Jensen served as our Interim Chief Financial Officer. Mr. Jensen served as our Vice President of Finance and Corporate Controller from May 2014 to July 2015. From November 2012 to May 2014, Mr. Jensen served in various positions at DataDirect Networks, Inc., a data storage provider, including as its Chief Accounting Officer and Chief Administrative Officer. From February 2006 to November 2012, Mr. Jensen served in various positions at Sybase, Inc. (which was acquired by SAP America, Inc. in July 2010), an enterprise software and services company, including as Sybase’s Chief Financial Officer and Chief Accounting Officer. Prior to Sybase, from October 1999 to January 2006, Mr. Jensen served as Chief Financial Officer of Dorado Network Systems Corporation, a provider of software solutions to financial service companies. Mr. Jensen also previously held several positions with Coopers & Lybrand, including audit manager. Mr. Jensen holds a B.S. in Business from California State University, Sacramento.
John Whittle has served as our General Counsel since October 2006, Corporate Secretary since January 2007, Vice President of Corporate Development from October 2010 until January 2019 and Executive Vice President of Corporate Development since January 2019. From March 2006 to October 2006, Mr. Whittle was Vice President and General Counsel for Ingres Corporation, an open source database company formed by a divestiture from Computer Associates. Prior to working at Ingres, from January 2000 to March 2005, Mr. Whittle was Vice President and General Counsel for Corio, Inc., an enterprise application services provider. Mr. Whittle worked from March 2005 to March 2006 with International Business Machines Corporation following its acquisition of Corio. Prior to joining Corio, Mr. Whittle was an attorney at the law firm of Wilson Sonsini Goodrich & Rosati, P.C. from 1996 to 2000, representing technology companies in general corporate matters and initial and follow-on public offerings. Mr. Whittle holds a B.A. in history from the University of Virginia and a J.D. from Cornell University Law School.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
This compensation discussion and analysis provides information about the 2018 compensation arrangements for each individual who served as one of our executive officers during 2018, who were as follows:
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Ken Xie, our Chief Executive Officer;

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Michael Xie, our President and Chief Technology Officer;

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Keith Jensen, our Chief Financial Officer;

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Andrew Del Matto, our former Chief Financial Officer; and

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John Whittle, our Executive Vice President of Corporate Development, General Counsel and Corporate Secretary.

We refer to these individuals as “named executive officers” in this proxy statement. Because we had no other executive officers during 2018, each one of our executive officers was a named executive officer in 2018.
Mr. Del Matto resigned as Fortinet’s Chief Financial Officer in February 2018, at which time the Board of Directors appointed Keith Jensen to serve as Interim Chief Financial Officer. Mr. Jensen was subsequently appointed Chief Financial Officer in May 2018.
This compensation discussion and analysis should be read together with the compensation tables and related disclosures that follow it. This discussion contains forward looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that we adopt may differ materially from currently planned programs as summarized in this discussion.
Overview
We compete with many other technology companies in seeking to attract and retain highly skilled top talent. We also seek to keep our employees highly motivated. To meet these challenges, we designed our executive compensation program to attract, retain and motivate our named executive officers to enhance stockholder value by:
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offering base pay and total compensation opportunities that are competitive compared with market and peer company data for the technology industry;

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linking compensation to our operating, financial and stock price performance by making elements of each named executive officer’s compensation dependent on our overall company performance and the creation of stockholder value;

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emphasizing equity pay and long-term incentives in order to incentivize contributions towards our growth and the creation of long-term value for our stockholders; and

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ensuring fairness among our executive team by recognizing the contributions each named executive officer makes to our success.

Because our compensation program is designed to align our named executive officers’ compensation with our operating, financial and stock price performance, you should consider our executive compensation decisions in the context of these areas of our performance during 2018. Specifically:
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Total revenue for 2018 was $1.80 billion, an increase of approximately 20% compared to $1.49 billion for 2017;

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GAAP operating income for 2018 was $231.0 million, an increase of approximately 110% compared to $109.8 million for 2017; and

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Our stock price as of December 31, 2018 was $70.43, compared to $43.69 as of December 29, 2017.

Role of the Human Resources Committee in Executive Compensation Decisions
The Human Resources Committee of the Board of Directors has overall responsibility for approving the compensation of our named executive officers. Members of the Human Resources Committee are appointed by the Board of Directors. See “Corporate Governance — Board Meetings and Committees — Human Resources Committee” for more detail about the responsibilities and procedures of the Human Resources Committee.
Role of Compensation Consultant
In determining executive compensation, the Human Resources Committee considers, at least annually, a competitive market analysis prepared by an independent third-party compensation consultant and reserves the right to consider analyses from more than one compensation consultant.
For 2018, the Human Resources Committee engaged Compensia to provide a competitive market analysis of Fortinet’s executive compensation program and to report on the results of such analysis. This analysis, which is based on an assessment of market and peer company compensation data, is one factor considered by the Human Resources Committee as discussed in more detail below under “— Determining the Amount of Elements of Executives’ Compensation in 2018.” Based on consideration of the various factors set forth in the rules of the SEC and Nasdaq listing standards, the Human Resources Committee does not believe that its relationship with Compensia and the work of Compensia on behalf of the Human Resources Committee has raised any conflict of interest.
Role of Executives in Executive Compensation Decisions
The Human Resources Committee generally seeks input from our Chief Executive Officer, Mr. Ken Xie, when discussing the performance of and compensation levels for our named executive officers other than for himself and Mr. Michael Xie. Neither Mr. Ken Xie nor any of our other named executive officers participates in deliberations relating to their own compensation, and Messrs. Ken Xie and Michael Xie do not participate in deliberations related to each other’s compensation.
Stockholder Advisory Vote on Named Executive Officer Compensation
Our stockholders will have the opportunity again at this year’s 2019 Annual Meeting to vote on our named executive officer compensation through the stockholder advisory vote (commonly known as a “say-on-pay” vote) included as Proposal Three in this proxy statement. At each of our past two annual meetings of stockholders, over 93% of the stockholder votes cast were cast in favor of our named executive officer compensation. The Human Resources Committee considers input from our stockholders and the outcome of our annual say-on-pay votes when making future executive compensation decisions and, to the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, the Human Resources Committee will seek to understand and consider our stockholders’ concerns and will evaluate whether any actions are appropriate to address those concerns. Since the 2018 stockholder vote on executive compensation occurred after the Human Resources Committee had established all of the compensation elements for 2018, the Human Resources Committee could only take into consideration the 2018 stockholder vote in establishing executive compensation for 2019. We encourage you to review this “Executive Compensation” section, together with the compensation tables that follow, prior to casting your advisory vote on the “say-on-pay” proposal.
Elements of Our Compensation Program
The four key elements of our compensation program for our named executive officers are base pay, equity-based awards, variable pay and our benefits programs. As a total package, we design our compensation program to enable us to attract and retain talent who we believe will enhance Fortinet’s long-term value. The individual elements of Fortinet’s compensation program are designed to satisfy this larger goal in specific ways as described below. For a detailed discussion of the amounts awarded to our named executive officers during 2018, see “— Determining the Amount of Elements of Executives’ Compensation in 2018” below.
Base Pay.   We establish base pay that is both reasonable and competitive in relation to the competitive market of similar companies in the technology industry. The Human Resources Committee monitors competitive base pay levels at least annually and make adjustments to base pay as appropriate. In general, a named executive officer’s base pay level should reflect that individual’s overall sustained performance and contribution over time. The Human Resources Committee sets base pay to provide the ongoing reward for each named executive officer’s work and contribution and to be competitive in attracting or retaining the executive. Any increases in base pay are provided generally on an annual basis.
Variable Pay.   Rewarding performance through variable pay is an important element of named executive officer compensation. We design our variable pay program to be both reasonable and competitive in relation to the market. The Human Resources Committee considers adjusting our variable pay program as appropriate for our named executive officers. Our senior management incentive bonus program is designed to motivate our named executive officers to achieve business goals and to align payouts with actual results. The variable pay incentives are based on a formulaic assessment of our financial performance and an assessment of each individual’s performance. A factor in this evaluation is our executive “peer review” process, in which our broader executive team reviews the performance of the other members of the team, including certain of the named executive officers, on a quarterly basis, and their confidential feedback is reviewed by the Human Resources Committee when considering individual variable pay incentives. We believe the executive peer review motivates executive officers to work together in a productive fashion. The Human Resources Committee has the discretion to increase or decrease a payout under our variable pay program at any time in the event that it determines that circumstances warrant adjustment.
Equity-Based Awards.   The Human Resources Committee designs our equity-based awards to be both reasonable and competitive in relation to the market. Our equity-based awards have historically consisted of stock options, RSU, which represent a right to receive shares of our common stock upon vesting over time, and performance stock units (“PSUs”), which are similar to RSUs but for which payout is based on the satisfaction of performance criteria that are determined by the Human Resources Committee.
As described in more detail below, we design our equity-based awards to help retain talent over a period of time and to provide our named executive officers with a long-term reward that aligns their interests with those of our stockholders. The Human Resources Committee considers a number of factors when determining the size of equity awards, including competitive market data, named executive officer performance, the proposed award’s retention value, the value of unvested equity awards already held by the named executive officer and a review of the named executive officer’s overall compensation package, which takes into account our approach to base pay and variable pay. Initial equity awards granted upon hire are generally designed to attract experienced executives with established records of success and help retain them over the long term. Subsequent equity awards are designed to help retain and incentivize our named executive officers.
The Human Resources Committee approved “refresh” awards of stock options and RSUs to our named executive officers in January 2018. In recent years prior to 2018, the Human Resources Committee granted stock options and RSUs, rather than PSUs to our named executive officers. The Human Resources Committee’s decision in recent years to grant stock options rather than PSUs was made primarily to further strengthen the link between executive pay and our stock price performance (as the value of a stock option is limited to the excess of then-current stock price over the exercise price of the option), and to grant equity-based awards with a longer-term perspective (as our stock options vest over four years and can be exercised for up to seven years after grant, while our PSUs have historically vested over a three-year performance period).
The Human Resources Committee believes that stock options and RSUs serve to align executive pay with stockholder value because the ultimate compensation opportunity correlates with Fortinet’s stock price over an extended period of time. The Human Resources Committee grants stock options and RSUs (and, in prior years, has granted PSUs) in order to: create a stronger and more visible link between executive pay and Fortinet’s stock price performance; further align our executives’ interests with those of our stockholders; to better incentivize and retain our senior executives; and maintain a long-term incentive program that is competitive with practices at peer companies.
Information on the vesting schedules for the awards of stock options and RSUs made to our named executive officers in 2018 can be found below in “— Determining the Amount of Elements of Executives’ Compensation in 2018 — Equity-Based Awards.” See “— Outstanding Equity Awards at 2018 Fiscal Year-End Table” for additional information regarding the outstanding and unvested equity awards held by each named executive officer as of the end of fiscal 2018.
Although the Human Resources Committee decided to grant only stock options and RSUs in 2018, it may change its approach to the form of future equity awards at its discretion.
Benefits Programs.   We provide our named executive officers the following benefits: health and welfare benefits, including participation in our 401(k) retirement plan; participation in our the Employee Stock Purchase Plan (which was voluntarily terminated by our Board of Directors, effective February 2019, at the completion of the prior offering period); group health insurance plans; and life, disability and accidental death insurance plans. Our named executive officers generally receive the same benefits as those provided to our other U.S. employees and do not receive any additional perquisites. We design our employee benefits programs to be both cost-effective and competitive in relation to the market as well as compliant with applicable laws and practices. We adjust our benefits programs as needed based upon regular monitoring of applicable laws and practices and the overall market.
Determining the Amount of Elements of Executives’ Compensation in 2018
Overview.   In analyzing elements of our compensation program in 2018, the Human Resources Committee engaged Compensia to provide an assessment of the compensation we offer to our named executive officers. The Human Resources Committee also engaged Compensia for the limited purpose of gaining access to the compensation data that Compensia compiles for use in setting compensation for employees other than our named executive officers. With respect to Compensia’s engagement in 2018, Compensia considered the compensation practices of the technology companies listed below, each of which had annual revenue ranging from approximately $692 million to $2.1 billion and market capitalizations generally ranging from $3.2 billion to $13.1 billion.
ANSYS, Inc.	Nuance Communications, Inc.
Cadence Design Systems, Inc.	Palo Alto Networks, Inc.
CoStar Group, Inc.	Splunk Inc.
FactSet Research Systems Inc.	SS&C Technologies Holdings, Inc.
Fair Isaac Corporation	Tableau Software, Inc.
FireEye, Inc.	The Ultimate Software Group, Inc.
F5 Networks, Inc.	Tyler Technologies, Inc.
GoDaddy Inc.	VeriSign, Inc.
IPG Photonics Corporation	Viasat, Inc.
j2 Global, Inc.
For 2018, the Human Resources Committee removed Aspen Technology, Inc., Check Point Software Technologies Ltd, NetSuit Inc., ServiceNow, Inc. and Verint Systems Inc. from the peer group and added Cadence Design Systems, Inc., F5 Networks, Inc., GoDaddy Inc. Nuance Communications, Inc. and Viasat, Inc. to the peer group.
Base Pay.   As part of our annual performance review process and review of named executive officers’ compensation, early each year the Human Resources Committee assesses the performance of the named executive officers, considering factors such as company performance, department performance and individual performance, including the named executive officer’s expertise, position, past contributions to Fortinet and potential future contributions to Fortinet. Largely as a result of this assessment and taking into account reasonable annual base pay increase practices and Compensia’s data and analysis, the Human Resources Committee considered whether and how much to adjust the base pay of the named executive officers.

Taking into consideration performance and reasonable merit increases, in January 2018, the Human Resources Committee raised the annual base pay of Mr. Ken Xie by 39% to $625,000, Mr. Michael Xie by 7% to $427,000, Mr. Jensen by 10% to $327,690, Mr. Del Matto by 1.4% to $421,000 and Mr. Whittle by 8% to $395,000. After these increases, salary for our named executive officers was generally positioned around the 50th percentile of the competitive market, with the exception of Mr. Ken Xie, whose salary was positioned below the 40th percentile of the competitive market.
In connection with his appointment as Chief Financial Officer in May 2018, Mr. Jensen’s annual base pay was increased to $400,000.
Equity-Based Awards.   In granting stock options and RSUs to our named executive officers in 2018, the Human Resources Committee exercised its judgment and considered, among other things, the role and contribution of the named executive officer, the value of unvested stock options and RSUs already held by the executive and Compensia’s data and analysis.
In January 2018, the Human Resources Committee approved “refresh” awards of stock options exercisable for up to 200,000 shares for Mr. Ken Xie, 94,610 shares for Mr. Michael Xie, 40,000 shares for Mr. Jensen and 58,350 shares for Mr. Whittle. Each of these stock options was granted in accordance with Fortinet’s Equity Award Grant Policy discussed in “— Timing of Equity Awards” below, and vests over four years, with 25% vesting one year from February 1, 2018 and the remainder vesting monthly thereafter.
Also in January 2018, the Human Resources Committee approved “refresh” awards of 50,000 RSUs for Mr. Ken Xie, 28,400 RSUs for Mr. Michael Xie, 20,000 RSUs for Mr. Jensen and 17,510 RSUs for Mr. Whittle. Each of these RSUs was granted in accordance with Fortinet’s Equity Award Grant Policy discussed in “— Timing of Equity Awards” below, and vests over four years, with 25% vesting one year from February 1, 2018 and the remainder vesting quarterly thereafter.
The Human Resources Committee also approved “refresh” stock option and RSU awards for Mr. Del Matto, but Mr. Del Matto’s employment with Fortinet terminated prior to the date of grant for such awards.
Variable Pay.   We determine the executive’s actual level of variable compensation in accordance with the terms of the Senior Management Bonus Program (the “Bonus Program”) approved by the Human Resources Committee for the year. In developing the framework, we seek to set total cash compensation (i.e.base salary plus variable pay) to meet our goal of ensuring that our cash compensation levels are competitive and to enable us to retain and motivate our named executive officers.
In 2018, the Human Resources Committee based the Bonus Program funding on achievement of revenue and operating income targets, as set forth in more detail below, with 60% of the bonus pool funding based on revenue achievement and 40% based on operating income achievement. The Human Resources Committee weighted the Bonus Program funding more heavily toward achieving revenue over operating income because it believed that, at this stage, a continued focus on growing revenue would help drive our long-term success and result in greater opportunity for profit in the future and enhanced stockholder value. However, because we believe it is important for our executives to monitor expenses closely as well, the Human Resources Committee also based a portion of the bonus pool funding on our operating income performance. Operating income for purposes of the Bonus Program is not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”) but rather is defined as net income plus income taxes, stock-based compensation, interest income and foreign exchange currency gains or losses and other adjustments to GAAP income as defined in our non-GAAP definition for external reporting purposes, and excludes the commissions benefit of ASC 606 for 2018.

For purposes of the Bonus Program, a minimum performance level (based on a percentage of the revenue and operating income target levels) had to be met before funding could occur. For 2018, threshold (i.e. the minimum) performance level was 90% of both the revenue target and the operating income target. Once the threshold performance level was attained, the funding of the bonus payments for our named executive officers was to increase on a graduated basis for each of the revenue portion and the operating income portion as follows:
Revenue Performance	Funding Amount
90% – 100%	40% funding of the revenue-based portion for performance at 90% and 6% funding for every additional 1% of performance between 90% and 100%
100% – 140%	1% funding for every additional 1% of performance between 100% and 140%
Operating Income Performance	Funding Amount
90% – 100%	40% funding of the operating income-based portion for performance at 90% and 6% funding for every additional 1% of performance between 90% and 100%
100% – 140%	1% funding for every additional 1% of performance between 100% and 140%
For example, for the revenue portion for our named executive officers:
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Below 90% achievement of the revenue target, the revenue portion of the Bonus Program would be funded at 0%;

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At 90% achievement of the revenue target, the revenue portion of the Bonus Program would be funded at 40%;

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At 95% achievement of the revenue target, the revenue portion of the Bonus Program would be funded at 70%;

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At 100% achievement of the revenue target, the revenue portion of the Bonus Program would be funded at 100%; and

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At 140% achievement of the revenue target, the revenue portion of the Bonus Program would be funded at 140%.

Bonuses payments were calculated and awarded quarterly. Bonus payments were based on unaudited, preliminary revenue and operating income results. Adjustments based on actual revenue and operating income results may be made in subsequent quarters at the Human Resources Committee’s discretion.
Individual target bonuses under the Bonus Program are expressed as a percentage of the named executive officer’s base salary for 100% goal achievement. During 2018, our Chief Executive Officer made recommendations for target bonuses to the Human Resources Committee for Messrs. Jensen and Whittle, taking into consideration company achievement versus the financial targets discussed below and peer group data. The Human Resources Committee in turn gave final approval after discussing the recommendations. The Human Resources Committee approved target bonuses for Messrs. Ken Xie and Michael Xie based upon the same criteria under the Bonus Program.
For 2018, the Human Resources Committee approved target bonuses of 100% of base salary for Mr. Ken Xie, 50% of base salary for Mr. Michael Xie, 60% of base salary for Mr. Whittle and 65% of base salary for Mr. Del Matto. The Human Resources Committee initially approved a target bonus of 30% of base salary for Mr. Jensen for 2018 and approved a quarterly bonus of  $40,000 for Mr. Jensen’s service as Interim Chief Financial Officer, which bonus was not under the Bonus Program and was not based on performance. Mr. Jensen’s target bonus under the Bonus Plan was increased to 60% upon his appointment as Chief Financial Officer in May 2018. See “— 2018 Summary Compensation Table” below.
As noted above, the Bonus Program was based on revenue and operating income performance targets set at the beginning of the year. The targets were set at levels determined to be challenging and requiring substantial effort on the part of senior management. For 2018, we achieved between 101% and 106% of our quarterly and annual revenue targets and we achieved between 109% and 123% of our quarterly and annual operating income targets. The Human Resources Committee approved bonus payments for our senior management for 2018 based on achievement of these corporate goals and the individual performance of certain of our named executive officers as evaluated pursuant to the “peer review” process described above. The following charts set forth both the target levels for our revenue and operating income performance, the revenue and operating income levels actually achieved, and the percentages of target revenue actually achieved.
Benefits Programs.   In 2018, our named executive officers received the same employee benefits as our other U.S.-based employees and did not receive any additional perquisites. Additional details regarding our benefits programs can be found above in “— Elements of Our Compensation Program — Benefits Programs.”
Severance and Change of Control Agreements
In February 2016, we entered into Amended and Restated Change of Control Severance Agreements with each of Messrs. Ken Xie, Michael Xie and Whittle, and with Mr. Del Matto, then our Chief Financial Officer. The amendments were entered into to clarify the prior Change of Control Severance Agreements and did not make any substantive changes to the prior agreements.
In May 2018, we amended our Change of Control Severance Agreement with Mr. Jensen in connection with his appointment as Chief Financial Officer. This amendment was entered into to clarify the term of Mr. Jensen’s prior Change of Control Severance Agreement.
These Change of Control Severance Agreements, as amended and/or restated, provide for payments and benefits upon termination of their employment in specified circumstances. These arrangements (including potential payments and terms) are discussed in more detail in the “— Potential Payments Upon

Termination or Change of Control” section below. We believe that these agreements help us from a retention standpoint, and they are particularly necessary in an industry such as ours, where there has been market consolidation. We believe that entering into these agreements helps the named executive officers maintain continued focus and dedication to their assigned duties to maximize stockholder value. The terms of these agreements were determined after review by the Human Resources Committee of our retention goals for each named executive officer, as well as analysis of market data, similar agreements established by our peer group and applicable law.
Timing of Equity Awards
The Human Resources Committee approved grants of both “refresh” stock options and RSUs to our named executive officers in January 2018. The Board of Directors and Human Resources Committee reserve the right, however, to grant stock options, RSUs, PSUs or other equity awards at other times during the year. With respect to newly hired employees, our practice is typically to grant equity awards at the first quarterly meeting of the Human Resources Committee following such employee’s hire date.
Pursuant to our Equity Award Grant Policy, equity awards are granted effective as of the date that is the tenth trading day on Nasdaq following the date of our next quarterly earnings announcement following the meetings of the Human Resources Committee or the Board of Directors when such equity awards were approved.
Performance-Based Compensation Recovery Policy
The Human Resources Committee has adopted a compensation recovery policy that allows us to recover or “clawback” performance-based cash compensation from certain employees who participate in the Bonus Program in the event of a material restatement of our financial results. Under the policy, if the material restatement would result in any performance-based cash compensation paid under the Bonus Program during the three years preceding the restatement to have been lower had it been calculated based on such restated results, we may recover the amounts in excess of what would have been paid under the restatement from any participant who received such performance-based cash compensation and who is determined to have engaged in intentional or unlawful misconduct that materially contributed to the need for such restatement. The Board of Directors (or a committee designated by the Board of Directors) has the sole authority to enforce this policy, and it is limited by applicable law.
Effect of Accounting and Tax Treatment on Compensation Decisions
In the review and establishment of our compensation program, we consider the anticipated accounting and tax implications to us and our executives. In this regard, we have historically used stock options, RSUs and PSUs, and we reserve the right to use other forms of equity, as additional forms of equity incentives in response to changes in the accounting treatment of equity awards and taking into consideration potential impact on dilution and competitive practices. While the Human Resources Committee considers the applicable accounting and tax treatment, these factors alone are not determinative, and the Human Resources Committee also considers the cash and non-cash impact of the programs and whether a program is consistent with our overall compensation philosophy and objectives.
Section 162(m) of the Code, generally disallows the deductibility by any publicly held corporation of individual compensation expenses in excess of  $1 million paid to certain executive officers within a taxable year. The Tax Cuts and Jobs Act, which was signed into law in December 2017, eliminated the “performance-based compensation” exception to the Section 162(m) deductibility limit, effective for tax years beginning after December 31, 2017. As a result, any compensation paid to such executive officers in excess of  $1 million will be non-deductible unless such compensation is payable pursuant to a written binding contract that was in effect on November 2, 2017. We believe it is likely that compensation income recognized upon the exercise of stock options granted prior to November 2, 2017 will continue to be tax deductible in future years. However, because the tax reform changes are complex and their effect is unsettled, we can offer no such assurance of deductibility. All other compensation paid after December 31, 2017 to such executive officers in excess of  $1 million, including cash compensation, stock options, RSUs and PSUs awarded or modified after November 2, 2017, will be non-deductible.

Human Resources Committee Report
The Human Resources Committee oversees our compensation policies, plans and benefit programs. The Human Resources Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on such review and discussions, the Human Resources Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.
Respectfully submitted by the members of the Human Resources Committee of the Board of Directors
Judith Sim (Chairperson)
Ming Hsieh
Gary Locke
Christopher B. Paisley

2018 Summary Compensation Table
The following table presents information concerning the compensation of the named executive officers for the years ended December 31, 2018, 2017 and 2016.
Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Ken Xie Chief Executive Officer	2018	625,000	—	3,003,220	2,453,000	680,466	—	6,761,686
	2017	450,882	—	1,221,810	1,862,000	425,746	—	3,960,438
	2016	437,750	—	520,806	953,200	301,689	—	2,213,445
Michael Xie President and Chief Technology Officer	2018	427,000	—	1,420,673	1,393,304	232,447	—	3,473,424
	2017	397,838	—	733,086	1,489,600	187,829	—	2,808,353
	2016	386,250	—	390,605	953,200	133,138	—	1,863,193
Keith Jensen Chief Financial Officer	2018	400,000	40,000(4)	600,644	981,200	229,116	5,052	2,256,012
John Whittle Executive Vice President of Corporate Development, General Counsel and Corporate Secretary	2018	395,000	—	876,189	859,041	260,960	5,500	2,396,690
	2017	365,514	—	366,543	1,117,200	216,230	4,619	2,070,106
	2016	354,868	30,534(5)	260,403	714,900	139,552	4,758	1,505,015
Andrew Del Matto Former Chief Financial Officer	2018	54,094	—	—	—	—	3,515	57,609
	2017	415,237	—	488,724	1,489,600	248,882	5,400	2,647,843
	2016	403,143	—	260,403	714,900	206,555	5,200	1,590,201

(1)
The amounts shown represent the aggregate grant date fair value of equity awards granted in the years shown, computed in accordance with FASB ASC Topic 718. The assumptions used in the valuation of these awards are set forth in note 11 to our consolidated financial statements, which are included in our Annual Report on Form 10-K for the year ended December 31, 2018, filed with the SEC on February 27, 2019. The grant date fair value of these awards is determined for financial statement reporting purposes and does not correspond to the actual value that the named executive officers will receive from the awards.

(2)
See “— Grants of Plan-Based Awards in 2018 Table” under the column “Estimated Future Payouts Under Non-Equity Incentive Plan Awards” for the amounts named executive officers were eligible to earn in fiscal 2018. See also “— Determining the Amount of Elements of Executives’ Compensation in 2018 — Variable Pay” above for a discussion regarding our Bonus Program.

(3)
Represents company matching contributions to Fortinet’s 401(k) plan, a tax-qualified defined contribution plan.

(4)
Represents a discretionary bonus awarded to Mr. Jensen for his service as Interim Chief Financial Officer prior to his appointment as Chief Financial Officer in May 2018.

(5)
Represents a discretionary bonus related to Mr. Whittle’s corporate development responsibilities.

Grants of Plan-Based Awards in 2018 Table
The following table presents information concerning each grant of an award made to the named executive officers in 2018 under any plan.
Name	Type of Award	Grant Date	Approval Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Shares Underlying Options (#)	Exercise or Base Price of Option Awards ($/Share)	Grant Date Fair Value of Stock and Option Awards ($)(2)
				Threshold ($)	Target ($)	Maximum ($)
Ken Xie	Cash	—	—	16,667	625,000	875,000	—	—	—	—
	RSU	2/20/2018	1/19/2018	—	—	—	50,000	—	—	2,453,000
	Stock Option	2/20/2018	1/19/2018	—	—	—	—	200,000	49.06	3,003,220
Michael Xie	Cash	—	—	5,693	213,500	298,900	—	—	—	—
	RSU	2/20/2018	1/19/2018	—	—	—	28,400	—	—	1,393,304
	Stock Option	2/20/2018	1/19/2018	—	—	—	—	94,610	49.06	1,420,673
Keith Jensen	Cash	—	—	6,400	240,000	336,000	—	—	—	—
	RSU	2/20/2018	1/19/2018	—	—	—	20,000	—	—	981,200
	Stock Option	2/20/2018	1/19/2018	—	—	—	—	40,000	49.06	600,644
John Whittle	Cash	—	—	6,320	237,000	331,800	—	—	—	—
	RSU	2/20/2018	1/19/2018	—	—	—	17,510	—	—	859,041
	Stock Option	2/20/2018	1/19/2018	—	—	—	—	58,350	49.06	876,189

(1)
Reflects threshold, target and maximum target bonus amounts for fiscal 2018 performance under the Bonus Program, as described in “Executive Compensation — Determining the Amount of Elements of Executives’ Compensation in 2018 — Variable Pay.” These amounts do not necessarily correspond to the actual value that may be received by the named executive officer.

(2)
The amounts shown represent the grant date fair value of RSUs and stock options granted during fiscal 2018, computed in accordance with FASB ASC Topic 718. The assumptions used in the valuation of these awards are set forth in note 11 to our consolidated financial statements, which are included in our Annual Report on Form 10-K for the year ended December 31, 2018, filed with the SEC on February 27, 2019. Grant date fair value is determined for financial statement reporting purposes and does not correspond to the actual value that the named executive officers will realize from the award.

Outstanding Equity Awards at 2018 Fiscal Year-End Table
The following table presents information concerning unexercised options and unvested RSUs for each named executive officer outstanding as of December 31, 2018.
Name	Grant Date(1)	Option Awards				Stock Awards
		Number of Securities Underlying Unexercised Options (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)
		Exercisable	Unexercisable
Ken Xie	2/14/2012	80,000(3)	—	26.70	2/14/2019	—	—
	2/11/2015	—	—	—	—	2,500	176,075
	2/11/2016	42,499	17,501	23.83	2/11/2023	—	—
	2/11/2016	—	—	—	—	12,500	880,375
	2/16/2017	45,833	54,167	37.24	2/16/2024	—	—
	2/16/2017	—	—	—	—	28,125	1,980,844
	2/20/2018	—	200,000	49.06	2/20/2025	—	—
	2/20/2018	—	—	—	—	50,000	3,521,500
Michael Xie	2/11/2015	—	—	—	—	2,500	176,075
	2/11/2016	31,874	13,126	23.83	2/11/2023	—	—
	2/11/2016	—	—	—	—	12,500	880,375
	2/16/2017	27,499	32,501	37.24	2/16/2024	—	—
	2/16/2017	—	—	—	—	22,500	1,584,675
	2/20/2018	—	94,610	49.06	2/20/2025	—	—
	2/20/2018	—	—	—	—	28,400	2,000,212
Keith Jensen	2/11/2015	—	—	—	—	250	17,608
	8/05/2015	—	—	—	—	938	66,063
	2/11/2016	7,083	2,917	23.83	2/11/2023	—	—
	2/11/2016	—	—	—	—	4,688	330,176
	2/16/2017	9,166	10,834	37.24	2/16/2024	—	—
	2/16/2017	—	—	—	—	11,250	792,338
	2/20/2018	—	40,000	49.06	2/20/2025	—	—
	2/20/2018	—	—	—	—	20,000	1,408,600
John Whittle	2/11/2015	—	—	—	—	1,875	132,056
	2/11/2016	21,249	8,751	23.83	2/11/2023	—	—
	2/11/2016	—	—	—	—	9,375	660,281
	2/16/2017	13,749	16,251	37.24	2/16/2024	—	—
	2/16/2017	—	—	—	—	16,875	1,188,506
	2/20/2018	—	58,350	49.06	2/20/2025	—	—
	2/20/2018	—	—	—	—	17,510	1,233,229

(1)
Reflects stock options and RSUs granted under the 2009 Plan. Unless otherwise indicated below, all options granted to named executive officers vest over four years with 25% vesting one year from the date of grant and the remainder vesting monthly thereafter, and all RSUs granted to named executive officers vest over four years with 25% vesting one year from the date of grant and the remainder vesting quarterly thereafter.

(2)
Represents the fair market value of the shares underlying the RSUs as of December 31, 2018, based on the closing price on Nasdaq of Fortinet’s common stock on December 31, 2018, which was $70.43 per share.

(3)
The option is fully vested and immediately exercisable.

2018 Option Exercises and Stock Vested Table
The following table presents information concerning amounts realized from stock option exercises and RSUs and PSUs vested during fiscal 2018 for each of the named executive officers.
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Ken Xie	150,000	4,509,020	65,798	3,557,817
Michael Xie	—	—	56,067	3,069,943
Keith Jensen	11,875	356,643	19,795	1,135,554
John Whittle	52,291	1,294,245	41,336	2,269,695
Andrew Del Matto	25,000	613,359	31,961	1,466,051

(1)
The value realized on exercise reflects the difference between the fair market value of Fortinet common stock at the time of exercise on the exercise date and the exercise price of the stock option. Amounts shown are presented on an aggregate basis for all exercises that occurred during 2018.

(2)
The value realized on vesting reflects the aggregate fair market value of all Fortinet common stock issued pursuant to vested RSUs and PSUs during 2018.

Potential Payments Upon Termination or Change of Control
Termination or Change of Control Arrangements
Ken Xie.   On February 4, 2016, we entered into an Amended and Restated Change of Control Severance Agreement with Mr. Ken Xie, our Chief Executive Officer, under which he may receive certain payments and benefits upon certain terminations of employment, provided that he has provided us with an executed release of claims and subject to non-solicitation and non-competition for a period of 12 months. The term of Mr. Ken Xie’s Amended and Restated Change of Control Severance Agreement expires on August 7, 2019.
This agreement provides that, if Mr. Ken Xie’s employment is terminated without Cause (as defined below), or if he terminates his employment with us for Good Reason (as defined below), prior to, or absent, a Change of Control (as defined below) or after 12 months following a Change of Control, he will be entitled to a severance payment in an amount equal to 12 months of his then-current base salary and 12 months of medical, dental and/or vision benefits for him and/or his eligible dependents. If Mr. Ken Xie is terminated without Cause, or if he terminates his employment with us for Good Reason, within one year following a Change of Control, in addition to receiving 12 months of base salary (as in effect immediately prior to the Change of Control or his termination, whichever is greater) and 12 months of medical, dental, and/or vision benefits for him and/or his eligible dependents, Mr. Ken Xie’s unvested equity awards will immediately vest as of his termination date. The awards will remain exercisable, to the extent applicable, following the termination for the period prescribed in the respective stock plan and agreement for each award. In the event any payment to Mr. Ken Xie is subject to the excise tax imposed by Section 4999 of the Code (as a result of a payment being classified as a “parachute payment” under Section 280G of the Code), he will be entitled to receive such payment as would entitle him to receive the greatest after-tax benefit of either the full payment or a lesser payment which would result in no portion of such severance benefits being subject to excise tax.
Michael Xie.   On February 4, 2016, we entered into an Amended and Restated Change of Control Severance Agreement with Mr. Michael Xie, our President and Chief Technology Officer, under which he may receive certain payments and benefits upon certain terminations of employment, provided that he has provided us with an executed release of claims and subject to non-solicitation and non-competition for a period of 12 months. The term of Mr. Michael Xie’s Amended and Restated Change of Control Severance Agreement expires on August 7, 2019.

This agreement provides that, if Mr. Michael Xie’s employment is terminated without Cause, or if he terminates his employment with us for Good Reason, prior to, or absent, a Change of Control or after 12 months following a Change of Control, he will be entitled to a severance payment and/or benefits as determined by us in our sole discretion. If he is terminated without Cause, or if he terminates his employment with us for Good Reason, within one year following a Change of Control, he will receive a severance payment equal to six months of his base salary (as in effect immediately prior to the Change of Control or his termination, whichever is greater) and 12 months of medical, dental and/or vision benefits for him and/or his eligible dependents, and the unvested portion of his equity awards will immediately vest as of his termination date. The awards will remain exercisable, to the extent applicable, following the termination for the period prescribed in the respective stock plan and agreement for each award. In the event any payment to Mr. Michael Xie is subject to the excise tax imposed by Section 4999 of the Code (as a result of a payment being classified as a “parachute payment” under Section 280G of the Code), he will be entitled to receive such payment as would entitle him to receive the greatest after-tax benefit of either the full payment or a lesser payment which would result in no portion of such severance benefits being subject to excise tax.
Keith Jensen.   On February 4, 2016, we entered into a Change of Control Severance Agreement with Mr. Jensen. Upon his appointment as our Chief Financial Officer on May 1, 2018, we entered into Amendment No. 1 to Change of Control Severance Agreement with Mr. Jensen, under which he may receive certain payments and benefits upon certain terminations of employment, provided that he has provided us with an executed release of claims and subject to non-solicitation and non-competition for a period of 12 months. The term of Mr. Jensen’s Amended and Restated Change of Control Severance Agreement expires on August 7, 2019.
This agreement provides that, if Mr. Jensen’s employment is terminated without Cause, or if he terminates his employment with us for Good Reason, within one year following a Change of Control, he will be entitled to a severance payment equal to nine months of base salary (as in effect immediately prior to the Change of Control or his termination, whichever is greater) and nine months of medical, dental and/or vision benefits for him and/or his eligible dependents, and all of his unvested equity awards immediately vest as of his termination date. The awards will remain exercisable, to the extent applicable, following the termination for the period prescribed in the respective stock plan and agreement for each award. In the event any payment to Mr. Jensen is subject to the excise tax imposed by Section 4999 of the Code (as a result of a payment being classified as a “parachute payment” under Section 280G of the Code), he will be entitled to receive such payment as would entitle him to receive the greatest after-tax benefit of either the full payment or a lesser payment which would result in no portion of such severance benefits being subject to excise tax.
Andrew Del Matto.   On February 4, 2016, we entered into an Amended and Restated Change of Control Severance Agreement with Mr. Del Matto, our former Chief Financial Officer, under which he was eligible to receive certain payments and benefits upon certain terminations of employment, provided that he has provided us with an executed release of claims and subject to non-solicitation and non-competition for a period of 24 months.
Mr. Del Matto’s employment with us ended on February 16, 2018, the effective date of his resignation. Mr. Del Matto did not receive any severance, continuation of benefits or acceleration of vesting in connection with his resignation. Mr. Del Matto’s unvested equity awards were cancelled as of the end of his employment.
John Whittle.   On February 4, 2016, we entered into an Amended and Restated Change of Control Severance Agreement with Mr. Whittle, our Executive Vice President of Corporate Development, General Counsel and Corporate Secretary, under which he may receive certain payments and benefits upon certain terminations of employment, provided that he has provided us with an executed release of claims and subject to non-solicitation and non-competition for a period of 12 months. The term of Mr. Whittle’s Amended and Restated Change of Control Severance Agreement expires on August 7, 2019.
This agreement provides that, if Mr. Whittle’s employment is terminated without Cause, or if he terminates his employment with us for Good Reason, prior to, or absent, a Change of Control or after 12 months following a Change of Control, he will be entitled to a severance payment equal to 12 months of base salary (as in effect immediately prior to his termination) and his unvested equity awards will immediately vest as to the awards that would have vested over the next 12 months and such accelerated awards become exercisable in full, and our right of repurchase or reacquisition with respect to such awards will lapse. If Mr. Whittle is terminated without Cause, or if he terminates his employment with us for Good Reason, within one year following a Change of Control, then in addition to receiving 12 months base salary (as in effect immediately prior to the Change of Control or his termination, whichever is greater), he will receive 12 months of medical, dental and/or vision benefits for him and/or his eligible dependents, and all of his unvested equity awards immediately vest as of his termination date. The awards will remain exercisable, to the extent applicable, following the termination for the period prescribed in the respective stock plan and agreement for each award. In the event any payment to Mr. Whittle is subject to the excise tax imposed by Section 4999 of the Code (as a result of a payment being classified as a “parachute payment” under Section 280G of the Code), he will be entitled to receive such payment as would entitle him to receive the greatest after-tax benefit of either the full payment or a lesser payment which would result in no portion of such severance benefits being subject to excise tax.
For the purpose of our Change of Control Severance Agreements with the above-mentioned executives:
(1)
“Change of Control” generally means:

(a)
the acquisition by one person or group of persons of Fortinet securities representing 50% or more of total voting power at the time of acquisition;

(b)
a change in the composition of the Board of Directors occurring within a 12-month period, which results in fewer than a majority of the directors on the Board of Directors being incumbent directors;

(c)
the date of the consummation of a merger or consolidation between Fortinet and any other corporation that has been approved by our stockholders, other than a merger or consolidation that would result in our voting securities representing 50% or more of the total voting power immediately after such merger or consolidation, or if our stockholders approve a plan of Fortinet’s complete liquidation; or

(d)
a change in the ownership of a substantial portion of Fortinet’s assets, having a total gross fair market value equal to or more than 50% of the total fair market value of all of Fortinet’s assets immediately prior to such acquisition.

Notwithstanding the foregoing, a transaction that does not constitute a change of control event under Treasury Regulation 1.409A-3(i)(5)(v) or (vii) shall not be considered a Change of Control.
(2)
“Cause” generally means:

(a)
an act of dishonesty by the executive in connection with the executive’s responsibilities as an employee that materially and adversely affects Fortinet;

(b)
the executive’s conviction of, or plea of nolo contendere to, a felony or any crime involving fraud, embezzlement or any other act of moral turpitude;

(c)
the executive’s gross misconduct that materially and adversely affects Fortinet’s reputation or business; or

(d)
the executive’s continued intentional refusal to perform employment duties in a material fashion that materially and adversely affects Fortinet’s reputation or business, after the executive has received a written demand of performance from Fortinet that specifically sets forth the factual basis for Fortinet’s belief that the executive has not substantially performed the executive’s duties and the executive continues to refuse to cure such non-performance within thirty days after receiving such notice.

(3)
“Good Reason” generally means the occurrence of one of more of the following events without the executive’s express written consent:

(a)
a material diminution in the executive’s position or responsibilities with Fortinet;

(b)
a material reduction in the base salary of the executive;

(c)
a material change in the geographic location of the executive of 25 miles or more;

(d)
any material breach by Fortinet of any material provision of the Change of Control Severance Agreement; or

(e)
Fortinet’s failure to obtain the assumption of the Change of Control Severance Agreement by any successor to substantially all of Fortinet’s business and/or assets.

The named executive officer may not resign for Good Reason without first providing us with written notice of the acts or omissions constituting the grounds for “Good Reason” within 90 days of the initial existence of the grounds for Good Reason and a reasonable cure period of not less than 30 days following the date of such notice.
Estimated Payments upon Termination or Change in Control
The following table provides information concerning the estimated payments and benefits that would be provided in the circumstances described above for each of the named executive officers. Except where otherwise noted, payments and benefits are estimated assuming that the triggering event took place on the last business day of 2018, which was December 31, 2018, and the price per share of Fortinet’s common stock was the closing price on Nasdaq as of that date, which was $70.43 per share. There can be no assurance that a triggering event would produce the same or similar results as those estimated below if such event occurs on any other date or at any other price, of if any other assumption used to estimate potential payments and benefits is not correct. Due to the number of factors that affect the nature and amount of any potential payments or benefits, any actual payments and benefits may be different.
	Qualifying Termination Not Within One Year after a Change of Control(1)		Qualifying Termination Within One Year after a Change of Control(1)
Name	Salary ($)(2)	Acceleration of Equity Vesting ($)	Salary ($)(2)	Acceleration of Equity Vesting ($)(3)
Ken Xie(4)	625,000	—	625,000	13,446,143
Michael Xie(5)	—	—	213,500	8,353,532
Keith Jensen	—	—	300,000	3,965,097
John Whittle(5)	395,000	2,897,923(7)	395,000	5,408,180
Andrew Del Matto(6)	—	—	—	—

(1)
A “Qualifying Termination” under the Change of Control Severance Agreement is an involuntary termination of employment without “Cause” or a voluntary resignation for “Good Reason,” in each case as defined above.

(2)
The severance amount related to base salary was determined based on base salaries in effect on December 31, 2018, the last business day of 2018.

(3)
The value is calculated by multiplying (a) the number of unvested shares by (b) (i) the difference between $70.43 (the per share closing stock price on December 31, 2018) and the exercise price for stock options or (ii) $70.43 for RSUs.

(4)
The named executive officer is also eligible to receive reimbursement for insurance premium expenses incurred for group health insurance continuation coverage under Title X of the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”), for a period of up to 12 months after his

Qualifying Termination prior to or absent a Change of Control, after 12 months following a Change of Control, or within one year after a Change of Control. The value as of December 31, 2018 for 12 months of COBRA continuation coverage was $36,000.
(5)
The named executive officer is also eligible to receive reimbursement for insurance premium expenses incurred for group health insurance continuation coverage under COBRA for a period of up to 12 months after his Qualifying Termination within one year after a Change of Control. The value as of December 31, 2018 for 12 months of COBRA continuation coverage was $36,000.

(6)
The named executive officer is also eligible to receive reimbursement for insurance premium expenses incurred for group health insurance continuation coverage under COBRA for a period of  (i) up to nine months after his Qualifying Termination prior to or absent a Change of Control and after 12 months following a Change of Control and (ii) up to 12 months after his Qualifying Termination within one year after a Change of Control. The value as of December 31, 2018 for nine months and 12 months of COBRA continuation coverage was $27,000 and $36,000, respectively.

(7)
The value is calculated by multiplying (a) the number of shares that would have vested over 12 months following December 31, 2018 by (b) (i) the difference between $70.43 (the per share closing stock price on December 31, 2018) and the exercise price for stock options and (ii) $70.43 for RSUs.

(8)
Mr. Del Matto resigned as Fortinet’s Chief Financial Officer in February 2018, and was not entitled to any payment upon termination or Change of Control in connection with his resignation.

CEO Pay Ratio Disclosure
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of our Chief Executive Officer, Mr. Ken Xie (our “CEO”):
For 2018:
•
the annual total compensation of our median employee was $131,767;

•
the annual total compensation of our CEO as disclosed in the 2018 Summary Compensation Table was $6,761,686; and

•
the ratio of the annual total compensation of our CEO to the median of the annual total compensation of our employees was 51 to 1. This ratio is a reasonable estimate calculated in a manner consistent with SEC rules.

We chose to recalculate our median employee for 2018. For 2018, we identified the employee with compensation at the median of the annual total compensation of all our employees, using the following methodology.
We chose to use as our consistently applied compensation measure each employee’s base salary, allowances, bonuses, sales commissions paid and annual equity awards granted during the 12-month period from January 1, 2018 through December 31, 2018. We calculated annual base pay by annualizing this amount using a reasonable estimate of the hours worked during 2018 for hourly employees and the actual annual salary rate on December 31, 2018 for our remaining employees. With respect to annual equity awards, we valued all equity awards granted during 2018 using the December 31, 2018 market price of our common stock.
In determining our employee population, we considered the individuals, excluding our CEO, who were employed by us and our consolidated subsidiaries on December 31, 2018, whether employed on a full-time, part-time, seasonal or temporary basis. We did not include any contractors or other non-employee workers in our employee population.
For employees paid other than in U.S. dollars, we converted their compensation to U.S. dollars using the applicable exchange rates in effect on December 31, 2018. We did not make any cost-of-living adjustment.

Using this methodology, we identified the individual at the median of our employee population. We then calculated the annual total compensation for this individual using the same methodology we use to calculate the amount reported for our CEO in the “Total” column of the 2018 Summary Compensation Table as set forth in this proxy statement.
Because SEC rules for identifying the median of the annual total compensation of all employees allow companies to adopt a variety of methodologies, apply certain exclusions, and make reasonable estimates and assumptions that reflect their employee population and compensation practices, the pay ratio reported by other companies may not be comparable to our pay ratio, as other companies have different employee populations and compensation practices and may have used different methodologies, exclusions, estimates and assumptions in calculating their pay ratios. As explained by the SEC when it adopted these rules, the rule was not designed to facilitate comparisons of pay ratios among different companies, even companies within the same industry, but rather to allow stockholders to better understand and assess each particular company’s compensation practices and pay ratio disclosures.
Compensation of Directors
Director Compensation Table for 2018
The following table provides information concerning the compensation earned by each of our non-employee directors for service on the Board of Directors in fiscal 2018. Messrs. Ken Xie and Michael Xie, who are employees of Fortinet, do not receive additional compensation for their services as directors.
Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
Peter D. Cohen(3)	57,246	273,782	331,028
Ming Hsieh(4)	62,246	273,782	336,028
Gary Locke(5)	61,738	273,782	335,520
William H. Neukom(6)	74,096	273,782	347,878
Christopher B. Paisley(7)	83,916	273,782	357,698
Judith Sim(8)	59,492	273,782	333,274

(1)
Reflects fees earned or paid in cash for services rendered in the last fiscal year.

(2)
The amounts shown represent the aggregate grant date fair value of the RSU award made to each director during the year, computed in accordance with FASB ASC Topic 718. The assumptions used in the valuation of these awards are set forth in note 11 to our consolidated financial statements, which are included in our Annual Report on Form 10-K for the year ended December 31, 2018, filed with the SEC on February 27, 2019. The grant date fair value of these awards is determined for financial statement reporting purposes and does not correspond to the actual value that the directors will receive from the awards.

(3)
As of December 31, 2018, Mr. Cohen held 13,592 RSUs, of which (i) 3,592 RSUs will vest in full on June 22, 2019, so long as Mr. Cohen is a member of the Board of Directors on such date; and (ii) 10,000 RSUs will not vest because Mr. Cohen’s term as a member of our Board of Directors will end at the 2019 Annual Meeting.

(4)
As of December 31, 2018, Mr. Hsieh held 3,592 RSUs, all which will vest in full on June 22, 2019, so long as Mr. Hsieh is a member of the Board of Directors on such date.

(5)
As of December 31, 2018, Mr. Locke held 3,592 RSUs, all which will vest in full on June 22, 2019, so long as Mr. Locke is a member of the Board of Directors on such date.

(6)
As of December 31, 2018, Mr. Neukom held 3,592 RSUs, all which will vest in full on June 22, 2019, so long as Mr. Neukom is a member of the Board of Directors on such date.

(7)
As of December 31, 2018, Mr. Paisley held 3,592 RSUs, all which will vest in full on June 22, 2019, so long as Mr. Paisley is a member of the Board of Directors on such date.

(8)
As of December 31, 2018, Ms. Sim held 3,592 RSUs, all which will vest in full on June 22, 2019, so long as Ms. Sim is a member of the Board of Directors on such date.

Standard Director Compensation Arrangements
In accordance with our annual cash retainer policy and equity award grant policy applicable to non-employee directors, each non-employee director is entitled to receive the following compensation for service on the Board of Directors:
•
an annual cash retainer for serving on the Board of Directors of  $45,000, paid quarterly, in addition to the annual cash retainer for service on the committees of the Board of Directors as discussed below;

•
an annual cash retainer for serving as lead independent director of the Board of Directors of $25,000, paid quarterly;

•
after completion of each full year of service, an additional annual “refresh” grant of a number of RSUs based on a total grant value equal to the peer 50th percentile per Compensia’s director compensation analysis (which for 2018 was $230,000), vesting over a one-year term;

•
an annual cash retainer for serving in a non-chairperson position on the (i) Audit Committee of $10,000, (ii) Human Resources Committee of  $10,000 and (iii) Governance Committee of  $5,000; and

•
an annual cash retainer of  (i) $25,000 for serving as the chairperson of the Audit Committee, (ii) $20,000 for serving as the chairperson of the Human Resources Committee and (iii) $15,000 for serving as the chairperson of the Governance Committee.

Prior to July 2018: (1) the annual cash retainer for serving on the Board of Directors was $40,000; (2) annual cash retainer for serving as lead independent director of the Board of Directors of  $20,000; and (3) the annual “refresh” grant was equal to  (i) 5,000 RSUs vesting over a one-year period for non-employee directors who had not fully vested in their initial RSU grant as of July 2017 and (ii) a number of RSUs based on a total grant value equal to the midpoint between the peer 25th and 50th percentiles per Compensia’s director compensation analysis, vesting over a one-year term, for non-employee directors who had fully vested in their initial RSU grant as of July 2017. Otherwise, the compensation described above remained unchanged from the date of the 2018 Annual Meeting.
Termination or Change of Control Arrangements
We have entered into change of control agreements with each of our non-employee directors. These agreements provide that, upon a Change of Control, 100% of the outstanding and unvested equity awards held by such directors will immediately vest in full.
“Change of Control” in our change of control agreements with our non-employee directors has the same meaning as used in our Change of Control Severance Agreements with the named executive officers. See “— Potential Payments Upon Termination or Change of Control — Termination or Change of Control Arrangements.”
Other Arrangements
While our non-employee directors are not typically paid or reimbursed for travel, lodging and related expenses associated with attending meetings of the Board of Directors or committees of the Board of Directors and for participating in activities related to service on the Board of Directors, we have from time-to-time paid or reimbursed our non-employee directors for reasonable expenses associated with attendance at meetings of the Board of Directors or committees of the Board of Directors.

Equity Compensation Plan Information
We currently maintain the 2009 Plan, which provides for the issuance of shares of our common stock to our officers and other employees, directors and consultants and which has been approved by our stockholders. Our Board of Directors voluntarily determined to terminate the Employee Stock Purchase Plan, effective February 2019, at the completion of the prior offering period. We previously maintained the Meru Networks, Inc. 2010 Equity Incentive Plan (the “Meru 2010 Plan”), which was not approved by our stockholders. The Meru 2010 Plan was assumed by Fortinet on July 8, 2015 pursuant to an Agreement and Plan of Merger by and among Fortinet, Meru Network, Inc. and Malbrouck Acquisition Corp., dated as of May 27, 2015. There were no awards outstanding under the Meru 2010 Plan as of December 31, 2018.
The following table summarizes the number of outstanding options and rights and number of securities remaining available for future issuance under our equity compensation plans as of December 31, 2018.
	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (#)	Weighted-average exercise price per share of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (#)
Equity compensation plans approved by security holders	10,851,576(1)	$35.53(2)	54,512,201(3)
Equity compensation plans not approved by security holders	—	N/A	—
Total	10,851,576	$35.53	54,512,201

(1)
Excludes purchase rights accruing under the Employee Stock Purchase Plan.

(2)
The weighted-average exercise price does not reflect the shares that will be issued in connection with the settlement of RSUs, which have no exercise price.

(3)
Includes 52,657,970 shares of common stock available for issuance under the 2009 Plan and 1,854,231 shares available for issuance under the Employee Stock Purchase Plan. The shares that are reserved for issuance under the 2009 Plan are subject to automatic increase on January 1 each year by the lesser of (a) 5% of the outstanding shares of our common stock as of the last day of our immediately preceding fiscal year, (b) 14,000,000 shares or (c) such number of shares determined by the Board of Directors. On January 1, 2019, an additional 8,489,381 shares were reserved for issuance under this automatic increase feature of the 2009 Plan. Our Board of Directors voluntarily determined to terminate the Employee Stock Purchase Plan, effective February 2019, at the completion of the prior offering period.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Related-Person Transactions
Indemnification of Officers and Directors
Our amended and restated certificate of incorporation and bylaws provide that we will indemnify each of our directors and officers to the fullest extent permitted by Delaware law. In addition, we have entered into indemnification agreements with each of our directors and executive officers.
Review of Related-Person Transactions
In accordance with its charter, the Audit Committee is responsible for approving and overseeing any related-person transaction. We intend to ensure that all future transactions between us and our officers, directors and principal stockholders and their affiliates are approved by the Audit Committee on terms no less favorable to us than those that we could obtain from unaffiliated third parties.
For purposes of these procedures, the terms “related person” and “transaction” have the meanings contained in Item 404 of Regulation S-K.
The individuals and entities that are considered “related persons” include:
•
Directors, nominees for director and executive officers of Fortinet;

•
Any person known to be the beneficial owner of more than five percent of Fortinet’s common stock (a “5% Stockholder”); and

•
Any immediate family member, as defined in Item 404(a) of Regulation S-K, of a director, nominee for director, executive officer and 5% Stockholder.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Under Section 16 of the Exchange Act, Fortinet’s directors, certain officers and any persons holding more than ten percent of Fortinet’s common stock are required to report initial ownership of Fortinet common stock and any subsequent changes in ownership to the SEC. Specific due dates have been established by the SEC, and Fortinet is required to disclose in this proxy statement any failure to file required ownership reports by these dates. Based solely on a review of the reports furnished to Fortinet, or written representations from reporting persons that all reportable transaction were reported, Fortinet believes that during the fiscal year ended December 31, 2018, Fortinet’s directors, certain officers and greater than ten percent owners timely filed all reports they were required to file under Section 16(a), except for a late Form 4 filed on November 9, 2018 by The K.A. Children’s Trust on behalf of Michael Xie, Fortinet’s President and Chief Technology Officer, to report the disposition of 30,100 shares of Common Stock that occurred on November 2, 2018.

OWNERSHIP OF SECURITIES
The following table sets forth certain information regarding the beneficial ownership of Fortinet’s common stock, as of March 31, 2019, for the following:
•
each person (or group of affiliated persons) who is known by us to beneficially own more than 5% of the outstanding shares of our common stock;

•
each of our non-employee directors and nominees;

•
each of our executive officers named in the Summary Compensation Table of this proxy statement; and

•
all directors and current executive officers of Fortinet as a group.

5% Stockholders, Directors, Director Nominees and Officers(1)	Shares Beneficially Owned (#)(2)	Percentage Beneficially Owned (%)(2)
5% Stockholders:
The Vanguard Group(3)	17,051,316	10.0
BlackRock, Inc.(4)	10,419,323	6.1
Non-Employee Directors and Nominees:
Peter D. Cohen	3,467	*
Ming Hsieh	—	*
Gary Locke	25,000	*
William H. Neukom	46,621	*
Christopher B. Paisley	73,621	*
Judith Sim	17,500	*
Named Executive Officers:
Ken Xie(5)	14,891,047	8.7
Michael Xie(6)	14,336,161	8.4
Keith Jensen(7)	8,790	*
John Whittle(8)	42,386	*
Andrew Del Matto(9)	56,587	*
All directors and current executive officers as a group (10 persons)(10)	29,444,593	17.2

*
Represents less than 1% of the total.

(1)
Unless otherwise indicated in the table, the address for each listed person is c/o Fortinet, Inc., 899 Kifer Road, Sunnyvale, California 94086.

(2)
The number and percentage of shares beneficially owned is determined under rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of March 31, 2019, through the exercise of any stock option or other right. Unless otherwise indicated in the footnotes, each person has sole voting and investment power (or shares such powers with such person’s spouse) with respect to the shares shown as beneficially owned. Percentage beneficially owned is based on 170,689,682 shares of common stock outstanding on March 31, 2019.

(3)
Based solely on information reported by The Vanguard Group (“Vanguard”) on Schedule 13G/A filed with the SEC on January 10, 2019. Vanguard reported beneficial ownership of 17,051,316 shares, including 177,190 shares over which it has sole voting power and 16,853,872 shares over which it has sole dispositive power. The address of Vanguard is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.

(4)
Based solely on information reported by BlackRock, Inc. (“BlackRock”) on Schedule 13G/A filed with the SEC on February 4, 2019. BlackRock reported beneficial ownership of 10,419,323 shares, including 9,232,804 shares over which it has sole voting power and 10,419,323 shares over which it has sole dispositive power. The address of BlackRock is 55 East 52nd Street, New York, New York 10022.

(5)
Includes (i) 12,525,190 shares held of record by Mr. Ken Xie; and (ii) 2,189,610 shares held by the Xie Foundation, a non-profit entity for which Mr. Ken Xie serves as co-president and a director. Mr. Ken Xie has no pecuniary interest in and disclaims beneficial ownership of the shares held by the Xie Foundation. Also includes (i) 167,497 shares issuable upon the exercise of stock options held by Mr. Ken Xie that are exercisable within 60 days of March 31, 2019; and (ii) 8,750 shares issuable upon the settlement of RSUs that will vest within 60 days of March 31, 2019.

(6)
Includes (i) 6,400,000 shares held of record by Mr. Michael Xie; (ii) 1,991,686 shares held by the 2010 K.A. Family Trust dated May 3, 2010, for which Mr. Michael Xie serves as a trustee; (iii) 3,648,214 shares held by the K.A. Children’s Trust dated February 9, 2011, for which Mr. Michael Xie serves as a trustee; and (iv) 2,189,610 shares held by the Xie Foundation, a non-profit entity for which Mr. Michael Xie serves as co-president and a director. Mr. Michael Xie has no pecuniary interest in and disclaims beneficial ownership of the shares held by the Xie Foundation. Also includes (i) 99,876 shares issuable upon the exercise of stock options held by Mr. Michael Xie that are exercisable within 60 days of March 31, 2019; and (ii) 6,775 shares issuable upon the settlement of RSUs that will vest within 60 days of March 31, 2019.

(7)
Includes (i) 669 shares held of record by Mr. Jensen; (ii) 4,372 shares issuable upon the exercise of stock options held by Mr. Jensen that are exercisable within 60 days of March 31, 2019; and (iii) 3,749 shares issuable upon the settlement of RSUs held by Mr. Jensen that will vest within 60 days of March 31, 2019.

(8)
Includes (i) 8,684 shares held of record by Mr. Whittle; (ii) 28,858 shares issuable upon the exercise of stock options held by Mr. Whittle that are exercisable within 60 days of March 31, 2019; and (iii) 4,844 shares issuable upon the settlement of RSUs that will vest within 60 days of March 31, 2019.

(9)
Mr. Del Matto resigned as our Chief Financial Officer in February 2018.

(10)
Includes (i) 29,119,872 shares held by the current directors and executive officers; (ii) 300,603 shares issuable upon the exercise of stock options held by the current directors and executive officers that are exercisable within 60 days of March 31, 2019; and (iii) 24,118 shares issuable upon the settlement of RSUs held by the current directors and executive officers that will vest within 60 days of March 31, 2019.

AUDIT COMMITTEE REPORT
The Audit Committee assists the Board of Directors in fulfilling its responsibilities for oversight of the integrity of Fortinet’s financial statements, our internal accounting and financial controls, our compliance with legal and regulatory requirements and the qualifications, independence and performance of our independent registered public accounting firm.
The management of Fortinet is responsible for establishing and maintaining internal controls and for preparing Fortinet’s consolidated financial statements. The independent registered public accounting firm is responsible for auditing the financial statements. It is the responsibility of the Audit Committee to oversee these activities.
The Audit Committee has:
•
Reviewed and discussed the audited financial statements with Fortinet management and with Deloitte & Touche LLP, Fortinet’s independent registered public accounting firm;

•
Discussed with Deloitte & Touche LLP the matters required to be discussed by the Auditing Standard No. 1301 adopted by the Public Company Accounting Oversight Board regarding “Communication with Audit Committees”; and

•
Received the written disclosures and the letter from Deloitte & Touche LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte & Touche LLP’s communications with the Audit Committee concerning independence and has discussed with Deloitte & Touche LLP its independence.

Based upon these discussions and review, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Fortinet’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 for filing with the United States Securities and Exchange Commission.
Respectfully submitted by the members of the Audit Committee of the Board of Directors
Christopher B. Paisley (Chairperson)
Peter D. Cohen
Ming Hsieh
Judith Sim

OTHER MATTERS
Fortinet knows of no other matters to be submitted at the 2019 Annual Meeting. If any other matters properly come before the 2019 Annual Meeting, it is the intention of the persons named in the proxy to vote the shares they represent as the Board of Directors may recommend. Discretionary authority with respect to such other matters is granted by a properly submitted proxy.
It is important that your shares be represented at the 2019 Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote as instructed in the Notice, via the internet or by telephone as promptly as possible to ensure your vote is recorded.
THE BOARD OF DIRECTORS
Sunnyvale, California
April 30, 2019

APPENDIX A
PLAN AMENDMENT
AMENDED AND RESTATED
FORTINET, INC. 2009 EQUITY INCENTIVE PLAN
1.   Purposes of the Plan.   The purposes of this Plan are:
•
to attract and retain the best available personnel for positions of substantial responsibility,

•
to provide additional incentive to Employees, Directors and Consultants, and

•
to promote the success of the Company’s business.

The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units, Performance Shares and Dividend Equivalent Rights.
2.   Definitions.   As used herein, the following definitions will apply:
(a) “Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 of the Plan.
(b) “Affiliate” means, at the time of determination, any “parent” or “subsidiary” as such terms are defined in Rule 405 of the U.S. Securities Act of 1933, as amended. The Board shall have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.
(c) “Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal, state and foreign securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.
(d) “Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares or Dividend Equivalent Rights.
(e) “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.
(f) “Board” means the Board of Directors of the Company.
(g) “Change in Control” means the occurrence of any of the following events:
(i) A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than 50% of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection (i), the acquisition of additional stock by any one Person, who is considered to own more than 50% of the total voting power of the stock of the Company will not be considered a Change in Control; or
(ii) A change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this clause (ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

(iii) A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least 50% of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iii)(B)(3). For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.
For purposes of this Section 2(g), persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.
Notwithstanding anything to the contrary in the foregoing, a transaction shall not constitute a Change in Control if it is effected for the purpose of changing the place of incorporation or form of organization of the ultimate parent entity (including where the Company is succeeded by an issuer incorporated under the laws of another state, country or foreign government for such purpose and whether or not the Company remains in existence following such transaction) where all or substantially all of the persons or group that beneficially own all or substantially all of the combined voting power of the Company’s voting securities immediately prior to the transaction beneficially own all or substantially all of the combined voting power of the Company in substantially the same proportions of their ownership after the transaction. Further, to the extent that any amount constituting “non-qualified deferred compensation” under Section 409A of the Code would become payable under this Plan by reason of a Change in Control, which does not also constitute a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company within the meaning of Section 409A of the Codeamount, the amount shall instead become payable on the next permissible distribution event that would not result in adverse tax consequences under Section 409A of the Code.
(h) “Code” means the U.S. Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.
(i) “Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board in accordance with Section 4 hereof.
(j) “Common Stock” means the common stock of the Company, $0.001 par value per share.
(k) “Company” means Fortinet, Inc., a Delaware corporation, or any successor thereto.
(l) “Consultant” means any person, including an advisor, that provides bona fide services to the Company or a Parent or Subsidiary or an Affiliate to render services to such entity.
(m) “Director” means a member of the Board.
(n) “Disability” means, (a) with respect to an Incentive Stock Option, total and permanent disability as defined in Section 22(e)(3) of the Code and (b) with respect to an Award that is subject to Section 409A of the Code where the Participant’s Disability is a distribution event, solely for purposes of determining the timing of settlement, no such event shall constitute a Disability unless it also constitutes a “disability” as defined under Section 409A of the Code, provided that in all other circumstances, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

(o) “Dividend Equivalent Right” means a right to receive the equivalent value of dividends paid on the Shares with respect to Shares underlying Restricted Stock Units or Performance Units prior to vesting of the Award. Such Dividend Equivalent Rights shall be converted to cash or additional Shares, or a combination of cash and Shares, by such formula and at such time and subject to such limitations as may be determined by the Committee. Dividend Equivalent Rights shall be subject to the same vesting and forfeitability restrictions to which the Shares underlying the Awards are subject. For the avoidance of any doubt, Dividend Equivalent Rights shall be not be granted with respect to Options or Stock Appreciation Rights.
(p) “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary or Affiliate of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.
(q) “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.
(r) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:
(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market of The Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;
(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or
(iii) In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator, under a reasonable methodology and reasonable application in compliance with Section 409A of the Code to the extent such determination is necessary for Awards under the Plan to be exempt from Section 409A of the Code.
Notwithstanding the foregoing, for income tax reporting and withholding purposes under U.S. federal, state, local or non-U.S. law and for such other purposes as the Administrator deems appropriate, including, without limitation, where Fair Market Value is used in reference to exercise, vesting, settlement or payout of an Award, the Fair Market Value shall be determined by the Administrator in accordance with applicable law and uniform and nondiscriminatory standards adopted by it from time to time.
(s) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.
(t) “Non-Employee Director” means a Director of the Company who is not an Employee.
(u) “Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.
(v) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
(w) “Option” means a stock option granted pursuant to Section 6 of the Plan.
(x) “Outside Director” means a Director who is not an Employee.
(y) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.
(z) “Participant” means the holder of an outstanding Award.

(aa) “Performance Criteria” means the criteria that the Administrator selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for an Award Performance Units or Performance Shares. The Performance Criteria that will be used to establish Performance Goals include, but are not limited to, the following: cash flow (including, without limitation, operating cash flow and free cash flow), earnings per share, gross or net profit margin, net income (either before or after interest, taxes, amortization, and/or depreciation), operating income (either before or after restructuring and amortization charges), return on capital or return on invested capital, return on equity, return on operating assets or net assets, return on sales, sales or revenue, stock price goals, total shareholder return.
(bb) “Performance Goal” means the goal or goals established in writing by the Committee for an Award of Performance Units or Performance Shares based upon the Performance Criteria that the Committee, in its sole discretion, selects.
(cc) “Performance Share” means an Award denominated in Shares which may be earned in whole or in part upon attainment of Performance Goals or other vesting criteria as the Administrator may determine pursuant to Section 10.
(dd) “Performance Unit” means an Award which may be earned in whole or in part upon attainment of Performance Goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 10.
(ee) “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.
(ff) “Plan” means this Amended and Restated 2009 Equity Incentive Plan, as amended from time to time.
(gg) “Restricted Stock” means Shares issued pursuant to a Restricted Stock award under Section 7 of the Plan, or issued pursuant to the early exercise of an Option.
(hh) “Restricted Stock Unit” means a bookkeeping entry representing the equivalent of one Share, granted pursuant to Section 8. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.
(ii) “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.
(jj) “Section 16(b)” means Section 16(b) of the Exchange Act.
(kk) “Service Provider” means an Employee, Director or Consultant.
(ll) “Share” means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.
(mm) “Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 9 is designated as a Stock Appreciation Right.
(nn) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.
(oo) “Tax-Related Items” means means any U.S. federal, state, and/or local taxes and any taxes imposed by a jurisdiction outside of the U.S. (including, without limitation, income tax, social insurance and similar contributions, payroll tax, fringe benefits tax, payment on account, employment tax, stamp tax and any other taxes related to participation in the Plan and legally applicable to a Participant, including any employer liability for which the Participant is liable pursuant to Applicable Laws or the applicable Award Agreement.

3.   Stock Subject to the Plan.
(a) Stock Subject to the Plan.   Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is 47,873,531 Shares; provided, however, that only 13,500,000 Shares may be issued or transferred pursuant to new Awards granted on or following the date the Plan becomes effective, subject to the provisions of this Section 3. The Shares may be authorized, but unissued, or reacquired Common Stock.
(b) Shares Reissuable Under Plan.   The following Shares that are subject to Awards will again become available for future grant or sale under the Plan (unless the Plan has terminated): (i) Shares subject to an Award that expires or becomes unexercisable without having been exercised in full, or, with respect to Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares, Awards that are forfeited to or Shares that are repurchased by the Company due to the failure of the Award to vest; (ii) Shares that are not issued because the Award is settled in cash; and (iii) Shares subject to an Award other than an Option or Stock Appreciation Right which are surrendered in satisfaction of obligations for Tax-Related Items arising under the Award.
(c) Shares Not Reissuable Under Plan.   Except as provided in Section 3(b), the following Shares that are subject to Awards will not be returned to the Plan and will not become available for future distribution under the Plan: (i) Shares that have actually been issued under the Plan; (ii) Shares covered by an Option or Stock Appreciation Right which are surrendered in payment of the Award exercise or purchase price or in satisfaction of obligations for Tax-Related Items incident to the exercise of an Option or Stock Appreciation Right; and (iii) Shares that are subject to Stock Appreciation Rights that are not actually issued upon exercise of the Award.
(d) Shares Not Counted Against Share Pool Reserve.   To the extent permitted by Applicable Laws, Shares issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or an Affiliate shall not be counted against Shares available for grant pursuant to this Plan. Additionally, to the extent permitted by Applicable Laws, in the event that a company acquired by (or combined with) the Company or an Affiliate has shares available under a pre-existing plan approved by its shareholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the shareholders of the entities party to such acquisition or combination) may, at the discretion of the Committee, be used for Awards under the Plan in lieu of awards under the applicable pre-existing plan of the other company and shall not reduce the Shares authorized for grant under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan absent the acquisition or combination, and shall only be made to individuals who were not employees or directors of the Company or any Affiliate in existence prior to such acquisition or combination. The payment of Dividend Equivalent Right in cash in conjunction with any outstanding Awards shall not be counted against the Shares available for issuance under the Plan.
(e) Share Reserve.   The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.
(f) Incentive Stock Option Limit.   Subject to the provisions of Section 13 of the Plan, the maximum number of Shares that may be issued pursuant to the exercise of ISOs is 47,873,531 Shares.
(g) Non-Employee Director Award Limit.   Notwithstanding any provision to the contrary in the Plan or in any policy of the Company regarding compensation payable to a Non-Employee Director, the sum of the grant date fair value (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of all Awards payable in Common Stock and the maximum amount that may become payable pursuant to cash compensation paid to the Non-Employee Director during any calendar year shall not exceed $500,000.

4.   Administration of the Plan.
(a) Procedure.
(i) Multiple Administrative Bodies.   Different Committees with respect to different groups of Service Providers may administer the Plan.
(ii) Rule 16b-3.   To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.
(iii) Other Administration.   Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which committee will be constituted to satisfy Applicable Laws.
(b) Powers of the Administrator.   Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:
(i) to determine the Fair Market Value;
(ii) to select the Service Providers to whom Awards may be granted hereunder;
(iii) to determine the number of Shares to be covered by each Award granted hereunder;
(iv) to approve forms of Award Agreements for use under the Plan;
(v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator will determine;
(vi) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;
(vii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws, obtaining favorable tax treatment or for any other purpose the Administrator determines is desirable and consistent with the terms of the Plan;
(viii) to modify or amend each Award (subject to Section 18 of the Plan), including but not limited to the discretionary authority to accelerate the vesting an Award, extend the post-termination exercisability period of Awards and to extend the maximum term of an Option (subject to Section 6(b) of the Plan regarding Incentive Stock Options) in a manner that would not result in adverse tax consequesnces under Section 409A of the Code); provided that except with respect to amendments made or other actions taken pursuant to Section 14(c) hereof or any amendment or action with respect to an outstanding Award that may be required or desirable to facilitate compliance with Applicable Laws, as determined in the sole discretion of the Committee, no amendment or modification of an outstanding Award shall affect adversely, in any material way, any Award previously granted without the prior writtent consent of the Participant; provided, further, however, than an amendment or modification that may cause an Incentive Stock Option to become a Non-Qualified Stock Option shall not be treated as adversely affecting the rights of the Participant;
(ix) to determine how Participants will satisfy withholding tax obligations, consistent with Section 14 of the Plan;
(x) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;
(xi) to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award; and

(xii) to make all other determinations deemed necessary or advisable for administering the Plan.
(c) Delegation of Authority.   To the extent permitted by Applicable Laws, the Administrator, from time to time, may delegate to one or more officers of the Company the authority to grant Awards to Participants other than (a) Employees who are subject to Section 16 of the Exchange Act, (b) officers of the Company to whom authority to grant or amend Awards has been delegated hereunder, or (c) members of the Board. Furthermore, any delegation hereunder shall be subject to the restrictions and limitations that the Board (or, as applicable, the Committee) specifies at the time of such delegation, and the Board (or, as applicable, the Committee) may rescind at any time the authority so delegated and/or appoint a new delegatee. At all times, the delegatee appointed under this Section 4(c) shall serve in such capacity at the pleasure of the Board (or, as applicable, the Committee).
(d) Effect of Administrator’s Decision.   The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards.
5.   Eligibility.   Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units may be granted to Service Providers. Incentive Stock Options may be granted only to Employees of the Company or any Parent or Subsidiary of the Company.
6.   Stock Options.
(a) Limitations.   Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted.
(b) Term of Option.   The term of each Option will be stated in the Award Agreement, provided that it may not be greater than ten (10) years from the date of grant. In the case of an Incentive Stock Option, the term will be ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.
(c) Option Exercise Price and Consideration.
(i) Exercise Price.   The per share exercise price for the Shares to be issued pursuant to exercise of an Option will be determined by the Administrator, subject to the following:
(1) In the case of an Incentive Stock Option
a) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.
b) granted to any Employee other than an Employee described in paragraph (a) immediately above, the per Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(2) In the case of a Nonstatutory Stock Option, the per Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.
(3) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.
(ii) Waiting Period and Exercise Dates.   At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.
(iii) Form of Consideration.   The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant and set forth in the Award Agreement. Such consideration may consist entirely of: (1) cash; (2) check; (3) promissory note, to the extent permitted by Applicable Laws, (4) other Shares, provided that such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option will be exercised and provided that accepting such Shares will not result in any adverse accounting consequences to the Company, as the Administrator determines in its sole discretion; (5) consideration received by the Company under a broker-assisted (or other) cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with the Plan; (6) by net exercise; (7) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or (8) any combination of the foregoing methods of payment.
(d) Exercise of Option.
(i) Procedure for Exercise; Rights as a Stockholder.   Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.
An Option will be deemed exercised when the Company receives: (i) a completed notice of exercise (in such form as the Administrator may specify from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised together with applicable withholding taxes. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if allowed by the Administrator and requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan.
Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.
(ii) Termination of Relationship as a Service Provider.   If a Participant ceases to be a Service Provider, other than upon the Participant’s termination as the result of the Participant’s death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for three (3) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.
(iii) Disability of Participant.   If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.
(iv) Death of Participant.   If a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following Participant’s death. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.
7.   Restricted Stock.
(a) Grant of Restricted Stock.   Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.
(b) Restricted Stock Agreement.   Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed.
(c) Transferability.   Except as provided in this Section 7, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.
(d) Other Restrictions.   The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.
(e) Removal of Restrictions.   Except as otherwise provided in this Section 7, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction or at such other time as the Administrator may determine. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(f) Voting Rights.   During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.
(g) Dividends and Other Distributions.   During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Administrator provides otherwise. Nothwithstanding the foregoing, any such dividends or distributions that are paid shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.
(h) Return of Restricted Stock to Company.   On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.
8.   Restricted Stock Units.
(a) Grant.   Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. After the Administrator determines that it will grant Restricted Stock Units under the Plan, it will advise the Participant in an Award Agreement of the terms, conditions, and restrictions related to the grant, including the number of Restricted Stock Units.
(b) Vesting Criteria and Other Terms.   The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment), or any other basis determined by the Administrator in its discretion.
(c) Vesting of Restricted Stock Units.   Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout (as described in Section 8(d) hereof) as determined by the Administrator.
(d) Form and Timing of Payment.   Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) determined by the Administrator and set forth in the Award Agreement. The Administrator, in its sole discretion, may settle earned Restricted Stock Units in cash, Shares, or a combination of both.
(e) Cancellation.   On the date set forth in the Award Agreement, all unvested Restricted Stock Units will be forfeited to the Company.
9.   Stock Appreciation Rights.
(a) Grant of Stock Appreciation Rights.   Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.
(b) Number of Shares.   The Administrator will have complete discretion to determine the number of Stock Appreciation Rights granted to any Service Provider.
(c) Exercise Price and Other Terms.   The per share exercise price for the Shares to be issued pursuant to exercise of a Stock Appreciation Right will be determined by the Administrator and will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. Otherwise, the Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan.
(d) Stock Appreciation Right Agreement.   Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.
(e) Expiration of Stock Appreciation Rights.   A Stock Appreciation Right granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 6(b) relating to the maximum term and Section 6(d) relating to exercise also will apply to Stock Appreciation Rights.

(f) Payment of Stock Appreciation Right Amount.   Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:
(i) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times
(ii) The number of Shares with respect to which the Stock Appreciation Right is exercised.
At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof.
10.   Performance Units and Performance Shares.
(a) Grant of Performance Units/Shares.   Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.
(b) Value of Performance Units/Shares.   Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.
(c) Performance Objectives and Other Terms.   The Administrator will set performance objectives or other vesting provisions (including, without limitation, continued status as a Service Provider) in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units/Shares that will be paid out to the Service Providers. The time period during which the performance objectives or other vesting provisions must be met will be called the “Performance Period.” Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine. The Administrator may set performance objectives based upon the achievement of Company-wide, divisional, or individual goals, applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.
(d) Vesting of Performance Units/Shares.   After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Unit/Share.
(e) Form and Timing of Payment of Performance Units/Shares.   Payment of vested Performance Units/Shares will be made at such time as may be determined by the Administrator. The Administrator, in its sole discretion, may pay vested Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period or such other time as may be determined by the Administrator) or in a combination thereof.
(f) Cancellation of Performance Units/Shares.   On the date set forth in the Award Agreement, all unvested Performance Units/Shares will be forfeited to the Company, and again will be available for grant under the Plan.
11.   Leaves of Absence/Transfer Between Locations.   Unless the Administrator provides otherwise or contrary to Applicable Laws, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Participant will not cease to be an Employee in the case of  (i) any leave of absence approved by the Participant’s employer or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary or Affiliate. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months following the first (1st) day of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.
12.   Transferability of Awards.   Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award shall not be transferable to a third-party for consideration and the Award Agreement will contain such additional terms and conditions as the Administrator deems appropriate.
13.   Adjustments; Dissolution or Liquidation; Merger or Change in Control.
(a) Adjustments.   In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class and type or kind of securities that may be delivered under the Plan and/or the number, class, and type or kind and price of securities covered by each outstanding Award and the ISO maximum limit in Section 3 of the Plan.
(b) Dissolution or Liquidation.   In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.
(c) Change in Control.   In the event of a merger or Change in Control, each outstanding Award will be treated as the Administrator determines, including, without limitation, that each Award be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. The Administrator will not be required to treat all Awards similarly in the transaction.
In the event that the successor corporation does not assume or substitute for the Award, the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met. In addition, if an Option or Stock Appreciation Right is not assumed or substituted in the event of a Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right will be exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right will terminate upon the expiration of such period.
For the purposes of this subsection (c), an Award will be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Restricted Stock Unit, Performance Unit or Performance Share, for each Share subject to such Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

Notwithstanding anything in this Section 13(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.
(d) Outside Director Awards.   With respect to Awards granted to an Outside Director that are assumed or substituted for, if on the date of or following such assumption or substitution the Participant’s status as a Director or a director of the successor corporation, as applicable, is terminated other than upon a voluntary resignation by the Participant (unless such resignation is at the request of the acquirer), then the Participant will fully vest in and have the right to exercise Options and/or Stock Appreciation Rights as to all of the Shares underlying such Award, including those Shares which would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse.
14.   Tax.
(a) Withholding Requirements.   Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy the Tax-Related Items that are required to be withheld with respect to such Award (or exercise thereof).
(b) Withholding Arrangements.   The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit or require a Participant to satisfy the Participant’s Tax-Related Items, in whole or in part by (without limitation) (a) paying cash, (b) withholding from the Participant’s wages or other cash compensation payable to the Participant by the Company or an Affiliate, (c) withholding from the proceeds of the sale of Shares acquired pursuant to an Award, either through a voluntary sale or a mandatory sale arranged by the Company on the Participant’s behalf, without need of further authorization, or (c) in the Committee’s sole discretion, by withholding Shares otherwise issuable under an Award (or allowing the return of Shares) sufficient, as determined by the Committee in its sole discretion, to satisfy such Tax-Related Items. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the withholding for the Tax-Related Items is determined.
(c) Compliance With Code Section 409A.   Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Code Section 409A such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A, except as otherwise determined in the sole discretion of the Administrator. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and U.S. Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance. Notwithstanding any provision of the Plan to the contrary, in the event that following the date an Award is granted by the Administrator determines that the Award may be subject to Section 409A of the Code and related U.S. Department of Treasury guidance (including such guidance as may be issued after the date the amendment and restatement of the Plan becomes effective), the Administrator may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, including amendments or actions that would result in a reduction to the benefits payable under an Award, in each case, without the consent of the Participant, that the Administrator determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related U.S. Department of Treasury guidance and thereby avoid the application of any penalty taxes under such Section or mitigate any additional tax, interest and/or penalties or other adverse tax consequences that may apply under Section 409A of the Code if compliance is not practical.

15.   No Effect on Employment or Service.   Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Participant’s employer or contracting company, nor will they interfere in any way with the Participant’s right or the Participant’s employer or contracting company’s right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.
16.   Date of Grant.   The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.
17.   Term of Plan.   Subject to Section 21 of the Plan, the Plan will become effective upon its approval by the stockholders of the Company. It will continue in effect for a term of ten (10) years from the date adopted by the Board, unless terminated earlier under Section 18 of the Plan.
18.   Amendment and Termination of the Plan.
(a) Amendment and Termination.   The Board may at any time amend, alter, suspend or terminate the Plan.
(b) Stockholder Approval.   The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.
(c) Effect of Amendment or Termination.   No amendment, alteration, suspension or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.
(d) No Repricing Without Shareholder Approval.   No Award may be amended or modified to permit the reduction of the exercise price of an Option or Stock Appreciation Right, after it has been granted, to below the per Share Fair Market Value as of the date the Option or Stock Appreciation Right was granted (except for adjustments made pursuant to Section 13 of the Plan), unless approved by the Company’s stockholders. Neither may the Administrator, without the approval of the Company’s stockholders and except as provided in Section 13 of the Plan, cancel any outstanding Option or Stock Appreciation Right at any time when the then-current Fair Market Value of a Share is less than the Fair Market Value of a Share on the date that the outstanding Option or Stock Appreciation Right was granted, and replace it with (A) a new Option or Stock Appreciation Right with a lower exercise price, where the economic effect would be the same as reducing the exercise price of the cancelled Option or Stock Appreciation Right below the per Share Fair Market Value as of the date the Option or Stock Appreciation Right was granted, (B) cash or (C) any other Award.
19.   Conditions Upon Issuance of Shares.
(a) Legal Compliance.   Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.
(b) Investment Representations.   As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.
20.   Inability to Obtain Authority.   The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

21.   Stockholder Approval.   The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.
22.   Governing Law/Severability.   The Plan and all determinations made and actions taken thereunder shall be governed by the internal substantive laws, and not the choice of law rules, of the State of California, United States and construed accordingly, to the extent not superseded by applicable U.S. federal law. If any provision of the Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part, the unlawfulness, invalidity or unenforceability shall not affect any other provision of the Plan or part thereof, each of which shall remain in full force and effect.
23.   Clawback/Recovery.   All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Laws. In addition, the Committee may impose such other clawback, recovery or recoupment provisions on an Award as the Committee determines necessary or appropriate, including, without limitation, a reacquisition right in respect of previously-acquired Shares or other cash or property upon the occurrence of cause (as determined by the Committee).

Fortinet, Inc.

IMPORTANT ANNUAL MEETING INFORMATION

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 p.m. Eastern Time, on June 20, 2019.

Vote by Internet

Vote by telephone

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

1. **ELECTION OF FIVE DIRECTORS**
Nominees:

Nominee	For	Against	Nominee	For	Against	Nominee	For	Against
01 - Ken Xie	☐	☐	02 - Ming Hsieh	☐	☐	03 - Gary Locke	☐	☐
04 - Christopher B. Paisley	☐	☐	05 - Judith Sim	☐	☐			

B Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark the box to the right if you plan to attend the Annual Meeting. ☐

Date (mm/dd/yyyy) — Please print date below. / /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

1 U P X

031ZKC

Using a black ink pen, mark your votes with an X as shown inthis example. Please do not write outside the designated areas. XFortinet, Inc.031ZKC1 U P X +Annual Meeting Proxy Card.C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign BelowNOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.+Change of Address — Please print your new address below. Comments — Please print your comments below.B Non-Voting ItemsA Proposals — The Board of Directors Recommends a Vote “FOR” each of the Nominees listed in Proposal 1, and “FOR”Proposals 2, 3 and 4.For Against Abstain2. To ratify the appointment of Deloitte & Touche LLP asFortinet’s independent registered accounting firm for thefiscal year ending December 31, 2019.For Against AbstainMeeting AttendanceMark the box to the rightif you plan to attend theAnnual Meeting.01 - Ken Xie 02 - Ming Hsieh1. ELECTION OF FIVE DIRECTORSNominees: For Against For AgainstIMPORTANT ANNUAL MEETING INFORMATION3. Advisory vote to approve named executive officercompensation, as disclosed in the proxy statement.03 - Gary LockeFor Against04 - Christopher B. Paisley 05 - Judith Sim4. To approve the Amended and Restated 2009 Fortinet, Inc.Equity Incentive Plan.qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.qElectronic Voting InstructionsAvailable 24 hours a day, 7 days a week!Instead of mailing your proxy, you may choose one of the votingmethods outlined below to vote your proxy.VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.Vote by Internet• Go to www.envisionreports.com/FTNT• Or scan the QR code with your smartphone• Follow the steps outlined on the secure websiteVote by telephone• Call toll free 1-800-652-VOTE (8683) within the USA, US territories &Canada on a touch tone telephone• Follow the instructions provided by the recorded messageProxies submitted by the Internet or telephonemust be received by 11:59 p.m. Eastern Time, onJune 20, 2019.

.Annual Meeting of Stockholders to be Held on June 21, 2019THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF FORTINET, INC.The undersigned hereby appoints Ken Xie and John Whittle, and each of them, with power to act without the other and with power of substitution,as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Fortinet, Inc. commonstock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meetingof Stockholders of Fortinet, Inc. to be held June 21, 2019 or at any adjournment or postponement thereof, with all powers which the undersigned wouldpossess if present at the Annual Meeting.THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” EACH OF THE NOMINEES LISTED INPROPOSAL 1, AND “FOR” PROPOSALS 2, 3 AND 4.(Continued and to be marked, dated and signed, on the other side)Proxy — FORTINET, INC.Important notice regarding the Internet availability of proxy materials for the2019 Annual Meeting of Stockholders.The Proxy Statement and the 2018 Annual Report are available at:http://www.envisionreports.com/FTNTqIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q